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                                                                   Exhibit 10.55



                                SAKS INCORPORATED
                             401(k) RETIREMENT PLAN

                 Amended and Restated Effective January 1, 1999
                         (except as otherwise indicated)
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                                TABLE OF CONTENTS

INTRODUCTION                                                                                                      i
DEFINITIONS                                                                                                     1-1
     1.01     "Account".........................................................................................1-1
     1.02     "Adopting Employer"...............................................................................1-1
     1.03     "Allocation Date".................................................................................1-1
     1.04     "Beneficiary".....................................................................................1-1
     1.05     "Break in Service"................................................................................1-1
     1.06     "Code"............................................................................................1-2
     1.07     "Committee".......................................................................................1-2
     1.08     "Compensation"....................................................................................1-2
     1.09     "Controlled Group"................................................................................1-3
     1.10     "Disability"......................................................................................1-3
     1.11     "Early Retirement Date"...........................................................................1-4
     1.12     "Effective Date"..................................................................................1-4
     1.13     "Employee"........................................................................................1-4
     1.14     "Employer"........................................................................................1-4
     1.15     "Employer Account"................................................................................1-4
     1.16     "Entry Date"......................................................................................1-4
     1.17     "ERISA"...........................................................................................1-5
     1.18     "Fiduciary".......................................................................................1-5
     1.19     "Forfeiture"......................................................................................1-5
     1.20     "Highly Compensated Employee".....................................................................1-5
     1.21     "Hour of Service".................................................................................1-5
     1.22     "Investment Manager"..............................................................................1-6
     1.23     "Leased Employee".................................................................................1-6
     1.24     "Matching Contributions"..........................................................................1-7
     1.25     "Merged Plans"....................................................................................1-7
     1.26     "Non-highly Compensated Employee".................................................................1-7
     1.27     "Normal Retirement Age"...........................................................................1-7
     1.28     "Normal Retirement Date"..........................................................................1-7
     1.29     "Participant".....................................................................................1-7
     1.30     "Personal Account"................................................................................1-7
     1.31     "Plan"............................................................................................1-8
     1.32     "Plan Administrator"..............................................................................1-8
     1.33     "Plan Year".......................................................................................1-8
     1.34     "Retired Participant".............................................................................1-8
     1.35     "Rollover Contributions"..........................................................................1-8
     1.36     "Salary Deferral Contributions"...................................................................1-8
     1.37     "Service".........................................................................................1-8
     1.38     "Sponsor".........................................................................................1-9
     1.39     "Spouse"..........................................................................................1-9
     1.40     "Trust"...........................................................................................1-9
     1.41     "Trust Fund"......................................................................................1-9
     1.42     "Trustee".........................................................................................1-9

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
     1.43     "Vesting Service".................................................................................1-9
     1.44     "Year of Service".................................................................................1-9

PARTICIPATION IN THE PLAN                                                                                       2-1
     2.01     Eligibility Date..................................................................................2-1
     2.02     Eligibility Determination.........................................................................2-2
     2.03     Participation.....................................................................................2-3
     2.04     Participation Following Reemployment..............................................................2-3
     2.05     Participation Following Change in Classification..................................................2-3
     2.06     Absence in the Armed Services.....................................................................2-3
     2.07     Family and Medical Leave Act Requirements.........................................................2-3

CONTRIBUTIONS TO THE PLAN                                                                                       3-1
     3.01     Employer Contributions............................................................................3-1
     3.02     Contributions By, or On Behalf of, Participants...................................................3-2
     3.03     Coverage and Discrimination Requirements..........................................................3-4
     3.04     Discrimination Requirements for Other Contributions...............................................3-6
     3.05     Multiple Use of Alternative Limitation............................................................3-8
     3.06     Trustee to Trustee Transfers......................................................................3-8
     3.07     Medium of Financing the Plan......................................................................3-8
     3.08     Investment Directions by Participants.............................................................3-9

ALLOCATIONS TO PARTICIPANTS' ACCOUNTS                                                                           4-1
     4.01     Credit of Contributions...........................................................................4-1
     4.02     Allocation of Investment Earnings.................................................................4-2
     4.03     Adjustment to Accounts............................................................................4-2
     4.04     Maximum Annual Additions to Participants' Accounts................................................4-3
     4.05     Application of Contributions and Forfeitures Among Employers......................................4-5
     4.06     Fair Market Value.................................................................................4-5

IN SERVICE WITHDRAWALS                                                                                          5-1
     5.01     Withdrawals at Age 59-1/2.........................................................................5-1
     5.02     Withdrawals from Participants' Personal Accounts..................................................5-1
     5.03     Hardship Withdrawals..............................................................................5-1
     5.04     Loans to Participants.............................................................................5-2

GENERAL BENEFIT PROVISIONS                                                                                      6-1
     6.01     Form of Benefit Payment...........................................................................6-1
     6.02     Time of Payment...................................................................................6-1
     6.03     Special Commencement and Distribution of Benefits Rule............................................6-2
     6.04     Single Sum Distribution of Small Benefits.........................................................6-5
     6.05     Designation of Beneficiary........................................................................6-5
     6.06     Eligible Rollover Distributions...................................................................6-6
     6.07     Optional Forms of Benefits Under Merged Plans.....................................................6-7
     6.08     Purchase of Annuities.............................................................................6-7
     6.09     Failure to Locate.................................................................................6-7

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
RETIREMENT, DEATH AND DISABILITY BENEFITS                                                                       7-1
     7.01     Benefits Upon Retirement..........................................................................7-1
     7.02     Death Benefits....................................................................................7-1
     7.03     Disability Benefits...............................................................................7-2

TERMINATION BENEFITS                                                                                            8-1
     8.01     Benefits Upon Termination of Service..............................................................8-1
     8.02     Forfeitures.......................................................................................8-1
     8.03     Payment of Benefits...............................................................................8-2

THE COMMITTEE                                                                                                   9-1
     9.01     Plan Administrator and Appointment of Committee...................................................9-1
     9.02     Powers and Duties of the Plan Administrator.......................................................9-1
     9.03     Plan Administrator Procedures.....................................................................9-2
     9.04     Claims and Review Procedures......................................................................9-2
     9.05     Election Procedures...............................................................................9-3

ESTABLISHMENT OF TRUST                                                                                         10-1
     10.01    Trust Agreement..................................................................................10-1
     10.02    Trust Agreement Part of Plan.....................................................................10-1

AMENDMENT AND TERMINATION OF THE PLAN                                                                          11-1
     11.01    Amendment of Plan................................................................................11-1
     11.02    Intent to Continue the Plan......................................................................11-1
     11.03    Termination or Partial Termination of the Plan by the Sponsor....................................11-2
     11.04    Termination of the Plan Upon Certain Events......................................................11-2
     11.05    Distribution of Trust Fund Upon Complete Termination.............................................11-2
     11.06    Termination of Plan With Respect to an Adopting Employer.........................................11-2

CERTAIN PROVISIONS AFFECTING THE EMPLOYER                                                                      12-1
     12.01    Duties of the Employer...........................................................................12-1
     12.02    Right of Employer to Discharge Employees.........................................................12-1
     12.03    Information to be Furnished......................................................................12-1
     12.04    Communications from Sponsor to Trustee...........................................................12-1
     12.05    No Reversion to Employer.........................................................................12-1
     12.06    Indemnification by Sponsor.......................................................................12-2
     12.07    Adoption of Plan by Adopting Employers...........................................................12-2

SPECIAL MERGED PLAN ISSUES                                                                                     13-1
     13.01    Generally........................................................................................13-1
     13.02    Parisian Retirement and Savings Plan.............................................................13-1
     13.03    Younkers Associate Profit Sharing and Savings Plan...............................................13-2
     13.04    G.R. Herberger's Inc. 401(k) Employee Stock Purchase Plan
              and Employee Stock Ownership Plan................................................................13-4
     13.05    Brody Brothers Dry Goods Company, Inc. 401(k) Profit Sharing Plan................................13-5
     13.06    Mercantile Transfers.............................................................................13-6
     13.07    Employees Who Transfer from Saks Holdings, Inc...................................................13-8

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
PROVISIONS APPLICABLE TO A TOP HEAVY PLAN                                                                      14-1
     14.01    Top Heavy Plans..................................................................................14-1
     14.02    Definitions......................................................................................14-1
     14.03    Minimum Allocations in Single Plan...............................................................14-4
     14.04    Minimum Vesting Schedules........................................................................14-5
     14.05    Special Limitations and Allocation in Multiple Plans.............................................14-5

MISCELLANEOUS PROVISIONS                                                                                       15-1
     15.01    Allocation of Responsibility among Fiduciaries for Plan and Trust Administration.................15-1
     15.02    Alienation or Assignment of Benefits (QDRO's)....................................................15-1
     15.03    Headings.........................................................................................15-2
     15.04    Construction of the Plan.........................................................................15-2
     15.05    Correction of Errors.............................................................................15-2
     15.06    Legally Incompetent..............................................................................15-2
     15.07    Successor Organization...........................................................................15-2
     15.08    Minimum Benefit in Successor Plan................................................................15-3
     15.09    Application of Plan Provisions...................................................................15-3
     15.10    Severability of Provisions.......................................................................15-3
     15.11    Applicable Law...................................................................................15-3
     15.12    Nonassignability of Duties.......................................................................15-3
     15.13    Entire Plan......................................................................................15-3

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                                  INTRODUCTION

         Effective October 1, 1993, Proffitt's, Inc. adopted the Proffitt's, Inc. 401(k) Retirement Plan to provide retirement benefits for its eligible Employees. The Plan has been amended from time to time. The name of the Plan was changed to "Saks Incorporated 401(k) Retirement Plan" effective October 1, 1998.

         Now, in order to make changes to the Plan, the Sponsor hereby amends, restates and continues the Plan effective January 1, 1999 (except as otherwise indicated herein for specified provisions or as required by applicable law or regulations).

         The purposes of the Plan are to provide the Employees who qualify to participate in the Plan and their Beneficiaries certain benefits as stipulated herein in the event of retirement, death or termination of Service prior to retirement, and to provide such Employees the opportunity to save for such events on a tax-deferred incentive basis pursuant to the provisions of section 401(k) of the Code. The Plan is intended to be qualified under section 401(a) of the Code as a profit sharing plan and its related Trust is intended to qualify as a tax-exempt trust under section 501(a) of the Code.

         Except as otherwise provided herein, the provisions of the Plan shall apply only to Employees who have Service with the Employer on or after January 1, 1999.

                                       i
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                                    ARTICLE 1

                                   DEFINITIONS

         The following terms when used herein, unless the context clearly indicates otherwise, shall have the meanings set forth hereinafter.

1.01 "ACCOUNT" shall mean the total of a Participant's Employer Account and Personal Account.

1.02 "ADOPTING EMPLOYER" shall mean the Sponsor and any business organization, sole proprietorship, professional corporation or corporation affiliated with the Sponsor through complete or partial ownership by the Sponsor or by any owner therein, or which is otherwise cooperating with the Sponsor for purposes of establishing and maintaining a qualified plan, which is authorized by the Sponsor to adopt the Plan, and which subsequently adopts the Plan.

         The term shall also include any business organization or corporation into which the Adopting Employer may be merged or consolidated or by which it may be succeeded.

         As of January 31, 1999 the following were Adopting Employers:

                      Saks Incorporated (which is also the Plan Sponsor) Herberger's Department Stores, LLC
                      McRae's, Inc.
                      McRae's of Alabama
                      McRae's Stores Partnership
                      Parisian, Inc.
                      Proffitt's Credit Corporation
                      Saks Distribution Centers, Inc.
                      Saks Stores Partnership L.P.

1.03 "ALLOCATION DATE" shall mean each business day that the applicable trading market and the Plan's recordkeeper are open for business.

1.04 "BENEFICIARY" shall mean the person, persons or legal entity last designated in accordance with Section 6.05 hereof, who shall receive any death benefits that may be payable under the Plan after the death of a Participant or Retired Participant.

1.05 "BREAK IN SERVICE" shall mean a consecutive twelve (12) month period, during which the Employee does not perform more than five hundred (500) Hours of Service. For purposes of determining eligibility to participate in the Plan, pursuant to Article 2 hereof, the initial twelve (12) month period shall commence on the date the Employee first performs an Hour of Service, and each subsequent twelve (12) month period shall be the Plan Year, beginning with the Plan Year which commences prior to the end of the initial twelve (12) month period.

         For purposes of determining Vesting Service, the consecutive twelve
         (12) month period shall be the Plan Year.

                                      1-1
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         For purposes of determining whether a Break in Service has occurred,
         Hours of Service shall include any period in which the Employee is absent from work for maternity or paternity reasons for any of the following:

         (a)   by reason of the pregnancy of the Employee,

         (b)   by reason of the birth of a child of the Employee,

         (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or

         (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         Provided, however, that Hours of Service credited for such absence from work shall not exceed the Hours which would normally have been credited to such individual but for such absence. Such Hours of Service shall be credited in the Plan Year in which the absence from work begins if an Employee would be prevented from incurring a Break in Service in such Plan Year solely because the period of absence is treated as Hours of Service or, in any other case, in the immediately following Plan Year. No credit for Hours of Service for absence by reason of such pregnancy or placement shall be given hereunder unless an Employee furnishes to the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish that the absence from work is for a reason set forth in (a) through (d).

1.06 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and as in effect on the relevant date to be interpreted hereunder.

1.07 "COMMITTEE" shall mean the committee as provided in Article 9 hereof which may be appointed to administer the day-to-day operations of the Plan.

1.08 "COMPENSATION" shall mean, except as otherwise provided, compensation as defined in (a) or (b) below, as applicable, subject to (c), which is paid to the Employee by the Employer.

         (a) Compensation, for all purposes except Sections 1.20, 3.03 and 3.04, means compensation as reported in the "Wages, Tips and Other Compensation" box of Form W-2 which shall include wages within the meaning of Code section 3401(a) and all other payments of compensation to an Employee by his Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code sections 6041(d), 6051(a)(3), and 6052. Compensation shall be determined without regard to any rules under Code section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)). However, Compensation shall not include (whether or not includable in the Employee's gross income) reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, welfare benefits or severance pay. Compensation shall include Compensation only for the portion of the Plan Year in which the Employee was a Participant.

               Compensation as defined in this Section 1.08(a) shall include any amount which is contributed by the Employer with respect to the applicable period pursuant to a salary

                                      1-2
               reduction agreement and which is not includable in the gross income of the Employee under section 125 (dealing with cafeteria plans), 402(e)(3) (dealing with elective deferrals under 401(k) plans), 402(h) (dealing with simplified employee pensions) or 403(b) (dealing with tax sheltered annuities) of the Code.

               Compensation shall not include any other contribution made by the Employer under this Plan or under any pension plan or other employee benefit plan or insurance plan maintained by the Employer for the benefit of such Employee.

         (b) For purposes of Section 3.03 and Section 3.04 hereof, Compensation shall mean the total compensation for Service by an Employee for the Employer that is includable in gross income as provided in section 414(s) of the Code. For purposes of Sections
               3.03 and 3.04 hereof, compensation shall be determined for the period during the Plan Year in which the Employee is a Participant, or for the entire Plan Year, as determined by the Plan Administrator.

         (c) Notwithstanding any other provision of the Plan to the contrary, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is one hundred fifty thousand dollars ($150,000), as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve
               (12).

               If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period.

1.09 "CONTROLLED GROUP" shall mean, except as modified by section 415(h) of the Code for purposes of determining limitations under section 415 of the Code pursuant to Section 4.04 hereof, as follows: any corporation which is a member of a controlled group of corporations (as defined by section 414(b) of the Code) of which the Employer is a member, any other trade or business (whether or not incorporated) which is under common control (as defined by section 414(c) of the Code) with respect to the Employer, any organization which is a member of an affiliated service group (as defined by section 414(m) of the Code) of which the Employer is a member or any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code; but only for the period during which such other corporation, trade or business or organization and the Employer are members of such controlled group of corporations, are under such common control or are serving as members of such an affiliated service group.

1.10 "DISABILITY" shall mean a physical or mental condition of a Participant resulting in:

         (a) evidence that the Participant is deemed by the Social Security Administration to be eligible to receive a Primary Social Security Disability benefit, or

                                      1-3

         (b) evidence that the Participant is eligible for disability benefits under the long-term disability plan sponsored by the Employer.

1.11 "EARLY RETIREMENT DATE" shall mean, for a Participant, the first day of the month coinciding with or following the date the Participant terminates Service, provided (i) the Participant has attained age fifty-five (55) and completed five (5) years of Vesting Service and
         (ii) the date precedes his Normal Retirement Date.

1.12 "EFFECTIVE DATE" shall mean October 1, 1993, the date of establishment of the Plan; provided, however, that the term shall mean, for an Employee, the effective date of adoption of the Plan by his Employer if such date is later than October 1, 1993.

         The effective date of this amendment, restatement and continuation of the Plan shall be January 1, 1999, except as otherwise specifically indicated for provisions herein or as otherwise required by applicable law or regulation.

1.13 "EMPLOYEE" shall mean either (a) a person, other than an independent contractor, who is receiving remuneration from the Employer for services rendered to, or labor performed for, the Employer (or who would be receiving such remuneration except for an authorized leave of absence), or (b) a Leased Employee.

1.14 "EMPLOYER" shall mean the Sponsor or an Adopting Employer, or both, as required by the context of this Plan; provided, however, that if an Employee is simultaneously employed (or considered to be employed) by the Sponsor and one (1) or more Adopting Employers or by two (2) or more Adopting Employers, the term shall mean all such employers.

1.15 "EMPLOYER ACCOUNT" shall mean the account maintained on behalf of a Participant to which shall be credited the Participant's share of Employer contributions, together with the Participant's share of the investment earnings (or losses) of the Trust Fund allocable to this account.

         For purposes of administrative convenience, each Participant's Employer Account shall be divided into the following parts:

         Part I the portion of the Participant's Employer Account which is attributable to Matching Contributions, also known as the Matching Account;

         Part II the portion of the Participant's Employer Account which is attributable to Qualified Matching Contributions made pursuant to Section 3.01(c) hereof, also known as the QMAC account; and

         Part III the portion of the Participant's Employer Account which is attributable to trustee to trustee transfers of Employer contribution accounts, if any, made with respect to a Participant's benefits pursuant to Section 3.06 hereof, also known as the Employer Transfer Account.

1.16 "ENTRY DATE" shall mean a date upon which an Employee is eligible to become a Participant in the Plan, following his satisfaction of the eligibility requirements pursuant to Section 2.01 hereof. The first day of each calendar month shall be an Entry Date. Provided, however, that, only with respect to individuals who become Employees as a result of the merger or

                                      1-4
         consolidation of their employing organization into the Employer, or the acquisition of their employing organization by the Employer, an additional Entry Date may be named by the Sponsor for such Employees.

1.17 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and as in effect on the relevant date to be interpreted hereunder.

1.18 "FIDUCIARY" shall mean the Employer, the Plan Administrator, the Trustee, the Investment Manager, if any, and any other business organization or corporation designated by such a fiduciary to carry out fiduciary responsibilities under the Plan, which accepts such designation, but only with respect to the specific responsibilities for each such fiduciary described herein.

1.19 "FORFEITURE" shall mean the portion of a Participant's Employer Account which is forfeited before full vesting occurs or because of the operation of Section 4.01(b), 4.04 or 8.02 hereof.

1.20 "HIGHLY COMPENSATED EMPLOYEE" shall mean for Plan Years after December 31, 1996:

         (a) any Employee who performs Service for the Employer during the determination year and who, during the look-back year, received Compensation from the Employer in excess of $80,000 (as adjusted pursuant to section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996); or

         (b) any Employee who is a five-percent owner (as defined in section 416(i)(1) of the Code) at any time during the look-back year or determination year.

         For this purpose, the "determination year" shall be the Plan Year and the "look-back year" shall be the twelve (12) month period immediately preceding the determination year.

         A Highly Compensated Employee includes any Employee whose date of termination of Service occurred prior to the determination year, performs no Service for the Employer during the determination year, and was a Highly Compensated active Employee for either the termination year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday.

         The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, and the Compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder. Such determination may also take into account other rulings and pronouncements issued by the Secretary of the Treasury, the Internal Revenue Service or other governmental bodies.

1.21     "HOUR OF SERVICE" shall mean the following:

         (a) An Hour of Service shall mean each actual hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These Hours of Service shall be credited to the Employee for the Plan Year in which the duties are performed.

         (b) An Hour of Service shall mean each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty

                                      1-5
               or authorized Leave of Absence. No more than five hundred and one
               (501) Hours of Service shall be credited under this subsection for any single continuous period (whether or not such period of service occurs in a single Plan Year). Hours of Service under this subsection shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by reference as if fully set forth herein.

         (c) An Hour of Service shall mean each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. These Hours of Service shall be credited to the Employee for the Plan Year to which the award or agreement pertains rather than the Plan Year in which the award, agreement or payment is made. Hours of Service shall not be credited under both this and either of the two (2) preceding subsections of this Section.

         (d) No Hour of Service, however, shall be credited for payments made solely to comply with workmen's or unemployment compensation or disability insurance laws or as reimbursement for medical expenses.

         Hours of Service shall be credited for employment with other members of a Controlled Group of which the Employer is a member. Hours of Service shall also be credited for any individual considered a Leased Employee for purposes of the Plan.

1.22 "INVESTMENT MANAGER" shall mean any Fiduciary, other than the Trustee, who

         (a) has the power to manage, acquire, or dispose of any asset of the Plan;

         (b) (i) is registered as an investment advisor under the Investment Advisers Act of 1940; (ii) is a bank, as defined in that Act; or
               (iii) is an insurance company qualified to perform services described in subsection (a) under the laws of more than one (1) state; and

         (c) has acknowledged in writing that he is a Fiduciary with respect to the Plan.

1.23 "LEASED EMPLOYEE" shall mean any person, other than a common law employee of the Employer, who provides services for the Employer if the following conditions are met:

         (a) such services are provided pursuant to an agreement between the Employer and a leasing organization,

         (b) such person has performed services for the Employer (or the Employer and a "related person" as that term is defined in section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and

         (c) such services are performed under primary direction or control of the recipient Employer.

         Notwithstanding the foregoing, a Leased Employee shall not be considered an Employee of the Employer as to services performed after December 31, 1986 if:

         (d) such person is covered by a money purchase pension plan providing:

                                      1-6

               (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under a 401(k) plan, a cafeteria plan pursuant to Code section 125, a simplified employee pension (SEP) pursuant to Code section 402(h) or a tax sheltered annuity pursuant to Code section 403(b),

               (2)    immediate participation, and

               (3)    full and immediate vesting; and

         (e) Leased Employees do not constitute more than twenty percent (20%) of the recipient's nonhighly compensated workforce.

         For purposes of this Plan, contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

1.24 "MATCHING CONTRIBUTIONS" shall mean contributions made by the Employer pursuant to Section 3.01(a) hereof.

1.25 "MERGED PLANS" shall mean the plans that have been merged into the Plan from time to time. Special issues related to such Merged Plans are addressed in Article 13.

1.26 "NON-HIGHLY COMPENSATED EMPLOYEE" shall mean an Employee who is not a Highly Compensated Employee.

1.27 "NORMAL RETIREMENT AGE" shall mean for a Participant the date the Participant attains sixty-five (65) years of age.

1.28 "NORMAL RETIREMENT DATE" shall mean for a Participant the first day of the month coinciding with or following the date he attains his Normal Retirement Age.

1.29 "PARTICIPANT" shall mean an Employee participating in the Plan in accordance with the provisions of Article 2 hereof.

1.30 "PERSONAL ACCOUNT" shall mean the account maintained on behalf of a Participant to which shall be credited the amount of any Salary Deferral Contributions, Rollover Contributions or trustee to trustee transfers of employee type accounts resulting from Merged Plans, together with the Participant's share of the investment earnings (or losses) of the Trust Fund allocable to this account. For purposes of reference in this Plan, each Participant's Personal Account shall be divided into the following parts:

         Part I the portion of the Participant's Personal Account which is attributable to Salary Deferral Contributions made pursuant to 3.02(a) hereof, also known as the Salary Deferral Account;

         Part II the portion of the Participant's Personal Account which is attributable to Participant Rollover Contributions, also known as the Rollover Account; and

                                      1-7

         Part III the portion of the Participant's Personal Account which is attributable to trustee to trustee transfers of employee type accounts, if any, made with respect to a Participant's benefits pursuant to Section 3.06 hereof, also known as the Employee Transfer Account.

1.31 "PLAN" shall mean this Plan, entitled "Saks Incorporated 401(k) Retirement Plan," as it may be amended from time to time, and as in effect on the relevant date to be interpreted hereunder.

1.32 "PLAN ADMINISTRATOR" shall mean the entity designated as the Plan Administrator pursuant to Section 9.01 of the Plan to administer the Plan.

1.33 "PLAN YEAR" shall mean the twelve (12) consecutive month period from January 1 through the following December 31.

1.34 "RETIRED PARTICIPANT" shall mean a former Participant whose participation in the Plan has terminated and who is entitled to receive benefits provided by the Plan.

1.35 "ROLLOVER CONTRIBUTIONS" shall mean the tax-free rollovers made by a Participant pursuant to Section 3.02(b).

1.36 "SALARY DEFERRAL CONTRIBUTIONS" shall mean contributions made by an Employer on an employee's behalf pursuant to Section 3.02(a) hereof.

1.37 "SERVICE" shall mean the employment of an Employee by the Employer and shall be measured in Hours of Service; provided, however, that the following periods of employment of an Employee shall be considered Service with the Employer:

         (a) employment with any members of a Controlled Group while such employers are members of the Controlled Group; and

         (b) to the extent resolved by the governing body of the Sponsor, any period of continuous employment of the Employee by any predecessor organization to the Employer which ended on the date the predecessor organization merged or consolidated into the Employer.

         In no event shall Service include any period of time during which the Employee was not a common-law employee, but rather a partner or a proprietor or an independent contractor. Furthermore, an Employee's employment with a member of the Controlled Group prior to its becoming a member shall be considered Service for purposes of determining eligibility under Section 2.01 of this Plan, except as otherwise provided in a resolution pursuant to subsection (b) above.

         Notwithstanding the foregoing, Service before any period of consecutive Breaks in Service shall be disregarded if the Employee does not have a nonforfeitable right to any portion of his Employer Account before such period of consecutive Breaks in Service, and if the number of consecutive Breaks in Service equals or exceeds the greater of (i) five
         (5) and (ii) the Employee's aggregate number of years of Vesting Service prior to such period of consecutive Breaks in Service. The number of years of Vesting Service prior to such period of consecutive Breaks in Service shall be deemed to exclude any years of Vesting Service not required to be taken into account by reason of any prior period of consecutive Breaks in Service.

                                      1-8

1.38 "SPONSOR" shall mean Saks Incorporated (formerly known as Proffitt's, Inc.), a corporation with corporate offices in Birmingham, Alabama, and any business organization or corporation into which Saks Incorporated may be merged or consolidated or by which it may be succeeded.

1.39 "SPOUSE" shall mean the actual spouse or surviving spouse of a Participant or a former spouse of the Participant, if and to the extent such former spouse is to be treated as a spouse or surviving spouse of a Participant under a qualified domestic relations order described in section 414(p) of the Code.

1.40 "TRUST" shall mean the trust established by the Plan under which the Employer contributions and any contributions by Participants shall be received, held, invested and disbursed by the Trustee to, or for the benefit of, Participants, Retired Participants and their Beneficiaries.

1.41 "TRUST FUND" shall mean any and all cash, securities, real estate and other property held by the Trustee pursuant to the terms of the Plan.

1.42 "TRUSTEE" shall mean any individual, individuals or financial institution as shall have accepted the appointment by the Sponsor as Trustee under the Plan. For purposes hereof, the term "Trustee" shall include any individual Trustee if more than one (1) Trustee exists.

1.43 "VESTING SERVICE" shall mean the number of Plan Years during which an Employee completes at least one thousand (1,000) Hours of Service; provided, however, that Service which is counted or disregarded pursuant to Section 1.37 hereof shall be accordingly counted or disregarded in computing a Participant's period of Vesting Service under the Plan.

1.44 "YEAR OF SERVICE" shall mean a twelve (12) consecutive month period during which an Employee completes at least one thousand (1,000) Hours of Service; provided, however, that Service which is counted or disregarded pursuant to Section 1.37 hereof shall be accordingly counted or disregarded in computing a Participant's Years of Service under the Plan.

         For purposes of determining eligibility, the initial twelve (12) consecutive month period shall commence on the date the Employee first performs an Hour of Service, and each subsequent twelve (12) month period shall be the Plan Year, beginning with the Plan Year which commences prior to the end of the initial twelve (12) month period, regardless of whether or not the Employee is entitled to be credited with one thousand (1,000) Hours of Service during the initial twelve
         (12) month period.

                                      1-9

                                    ARTICLE 2

                            PARTICIPATION IN THE PLAN

2.01     ELIGIBILITY DATE.

         Each Employee on December 31, 1998, who is a Participant in the Plan on that date and who continues to be an Employee on January 1, 1999, shall without further requirements, continue as a Participant hereunder.

         Each other Employee on January 1, 1999, and each person who becomes an Employee after January 1, 1999, shall, subject to the overriding provisions of the following paragraphs, be eligible to become a Participant as described in (a) or (b) below, whichever results in earlier eligibility.

         (a) NORMAL ELIGIBILITY. An Employee shall be eligible to become a Participant on the first Entry Date coincident with or next following the later of attainment of age twenty-one (21) and completion of one (1) Year of Service, provided he is still an Employee on such Entry Date.

         (b) ACCELERATED ELIGIBILITY. This subsection (b) shall be applicable only to Employees who are classified as Non-highly Compensated Employees. Such Employees shall be eligible to become Participants as follows:

               (1) A salaried Employee shall become eligible on the first Entry Date coincident with or next following the later of such Employee's date of employment by the Employer and attainment of age twenty-one (21), provided he is still an Employee on such Entry Date.

               (2) An hourly Employee shall become eligible on the first Entry Date coincident with or next following the later of attainment of age twenty-one (21) and completion of two hundred fifty (250) Hours of Service in the "initial entry period" (as defined herein).

                     Except as provided hereinafter, the initial entry period shall be the first three (3) months of employment with the Employer. For hourly Employees who were hired before January 1, 1999 or before attainment of age twenty-one
                     (21), the initial entry period shall be:

                     (i) For hourly Employees employed on January 1, 1999 who have attained age twenty-one (21) and are not Participants in the Plan on January 1, 1999, the initial entry period is January 1, 1999 through March 31, 1999.

                     (ii) For hourly Employees hired after January 1, 1999 who will have attained age twenty-one (21) on or before the end of the first three (3) months of employment, the initial entry period is the first three (3) months of employment with the Employer.

                                      2-1

                     (iii) For all other Employees who are not Participants in
                           the Plan on January 1, 1999, the initial entry period is the three calendar month period ending with the calendar month in which the Employee attains age twenty-one (21).

         (c) SUSPENSION OF CERTAIN HIGHLY COMPENSATED EMPLOYEES. Notwithstanding the foregoing, an Employee who became eligible to participate pursuant to the terms of subsection (b) above and who later is classified as a Highly Compensated Employee prior to satisfying the conditions described in subsection (a) above, shall become inactive immediately upon being classified as a Highly Compensated Employee. Such Employee shall be ineligible to participate again until he satisfies the conditions described in subsection (a) above or until he ceases to be classified as a Highly Compensated Employee, whichever occurs first.

         However, no Employee shall become a Participant prior to the effective date of adoption of the Plan by the Employee's Employer.

         Notwithstanding the above, the following classes of Employees shall be considered as excluded classes for purposes of the Plan, and Employees who are members of such classes shall not be eligible to participate in the plan:

          (i) Employees who are employed at one of the distribution centers for the Carson operating group;

         (ii) Employees who are employed at the home office of the Carson operating group in Wisconsin or Illinois or at one of the Wisconsin stores of the Carson operating group;

        (iii) Employees who are employed at the Elmhurst, Illinois credit operation;

         (iv) Employees who are employed at one of the Indiana or Minnesota stores of the Carson operating group;

          (v) individuals who are represented by a collective bargaining unit, except as otherwise provided in any applicable collective bargaining agreement;

         (vi)  Leased Employees; and

        (vii) individuals not otherwise excluded who are designated by the Employer as independent contractors or who perform services as independent contractors, whether or not that categorization is correct.

2.02     ELIGIBILITY DETERMINATION.

         Within a reasonable time prior to the date on which an Employee will become eligible, if the Employee continues employment with the Employer, to participate in the Plan, the Plan Administrator shall make available to the Employee a salary deferral agreement and such application for participation as the Plan Administrator shall require and shall notify him of the requirements to become a Participant. Should any question arise as to eligibility, the Plan Administrator shall decide such question, and such determination, if made in good faith and in accordance with the terms of the Plan, shall be final.

                                      2-2

2.03     PARTICIPATION.

         An Employee shall become a Participant on the first day on which he is eligible to become a Participant, and has filed with the Plan Administrator such application which the Plan Administrator shall require for participation in the Plan in which he has agreed to abide by all the provisions hereof and has specified the amount of the Employee's salary deferral, if any, pursuant to Section 3.02(a) hereof.

         Notwithstanding anything in the Plan to the contrary, for purposes of becoming eligible to make Rollover Contributions, any Employee shall be eligible regardless of whether the Employee has satisfied the age and service requirements or the entry date requirements of Section 2.01.

         In the event that a Participant's Service terminates, or the Participant dies, sustains Disability, or retires in accordance with the provisions of the Plan, he shall thereupon cease to be a Participant.

2.04     PARTICIPATION FOLLOWING REEMPLOYMENT.

         Except as otherwise provided in the following sentence, an individual who has previously met the Plan's age and service requirements and whose Service has terminated, shall be eligible to participate immediately upon again being credited with Service. Such an individual who is re-employed in an excluded class of employees, as described in
         Section 2.01, shall not be eligible to participate while in such excluded class.

2.05     PARTICIPATION FOLLOWING CHANGE IN CLASSIFICATION.

         In the event a Participant becomes ineligible to participate because he is no longer a member of an eligible class of Employees, but his Service has not terminated, such Employee shall be eligible to participate immediately upon his return to an eligible class of Employees. If such Participant's Service is terminated, his eligibility to participate shall be determined as a former Participant pursuant to
         Section 2.04 hereof.

         In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee then shall participate immediately if such Employee has satisfied the minimum age and Service requirements and would have previously become eligible to participate had he been in the eligible class. If such an Employee has not satisfied the minimum age and Service requirements when he becomes a member of the eligible class, he shall participate as provided in Section 2.01 hereof, and his employment in the excluded class shall be treated as Service in determining his eligibility to participate.

2.06     ABSENCE IN THE ARMED SERVICES.

         Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

2.07     FAMILY AND MEDICAL LEAVE ACT REQUIREMENTS.

         Notwithstanding any other provisions of the Plan, in the case of an Employee who takes family or medical leave as an eligible employee of a covered employer under the provisions of the Family and Medical Leave Act of 1993 (FMLA), any period of FMLA leave shall be treated as continued Service for purposes of eligibility to participate and Vesting Service to the extent required by applicable law.

                                      2-3

                                    ARTICLE 3

                            CONTRIBUTIONS TO THE PLAN

3.01     EMPLOYER CONTRIBUTIONS.

         Each Plan Year ending after the Effective Date, and during the continuance of the Plan, the Employer shall make contributions to the Plan as described below.

         (a) MATCHING CONTRIBUTIONS. Each Plan Year the Sponsor shall set the "match rate" for the Plan Year, which can be zero percent (0%) or any positive percentage. Each Employer shall make a Matching Contribution equal to the match rate multiplied by the "matchable salary deferrals" contributed on behalf of each Participant entitled to be credited with Matching Contributions, as provided herein, for the Plan Year. "Matchable salary deferrals" shall be Salary Deferral Contributions pursuant to Section 3.02(a) hereof which do not exceed five percent (5%) of the Compensation of each Participant making Salary Deferral Contributions. However, the Employer shall not contribute amounts which (i) would, if allocated to the Employer Account of Highly Compensated Employees pursuant to Section 4.01(b), create excess aggregate contributions (as defined in Section 3.04) or (ii) are attributable to contributions which pursuant to Sections 3.02(a),
               3.03 or 3.04 are to be distributed to Employees. Participants entitled to be credited with Matching Contributions are all Participants who make Salary Deferral Contributions during the Plan Year and who are still employed by the Employer on the last day of the Plan Year.

               Matching Contributions shall be:

               (i) subject to the vesting schedule provided in Section 8.01 hereof, and

              (ii) credited to Part I of the Participant's Employer Account.

         (b) QUALIFIED MATCHING CONTRIBUTION. The Employer may, in order to preserve the qualified status of the Plan, contribute a Qualified Matching Contribution based on the salary deferral contributions of Non-highly Compensated Employees. Qualified Matching Contributions shall be fully vested at all times, shall be subject to the distribution provisions that are applicable to Salary Deferral Contributions and shall be credited to Part II of the Participant's Employer Account.

         Employer contributions shall be made no later than the due date (including extensions) for filing the federal income tax return for the year for which such contributions are made.

         However, any Forfeitures arising since the last Allocation Date or otherwise becoming available shall be applied to reduce Employer contributions to the Plan for the current Plan Year, or as soon thereafter as practicable.

         In satisfaction of its contribution obligations under this Section, the Employer shall deliver or cause to be delivered cash to the Trustee. Contributions made to the Plan by the Employer shall be made on the condition that they are deductible under section 404 of the Code.

                                      3-1

3.02     CONTRIBUTIONS BY, OR ON BEHALF OF, PARTICIPANTS.

         A Participant may elect contributions to the Plan, as described below. Such amounts shall be fully vested at all times.

         (a) SALARY DEFERRAL CONTRIBUTIONS. Effective with the first payroll date on or after the date on which he becomes a Participant, a Participant may voluntarily elect to enter into a salary deferral agreement with the Employer. Such salary deferral agreement shall serve to direct the Employer to contribute, and the Employer shall contribute, to Part I of the Participant's Personal Account, as Salary Deferral Contributions, a percentage of the amount which would otherwise be paid to the Participant as direct Compensation. The amount of his Compensation which the Participant is to defer for a Plan Year shall be stated in percentage points of his Compensation, which may not be more than twenty percent (20%). In addition, such amount shall be subject also to the limitations on annual additions for the limitation year under Section 4.04 hereof. Notwithstanding the preceding, the Committee may establish rules and procedures to facilitate the administration of Salary Deferral Contributions, including but not limited to rules regarding minimum amounts of Salary Deferral Contributions per accounting period, default investment fund for small contributions, and whether or not contribution percentages must be in whole percentages.

               A Participant's Salary Deferral Contributions to this Plan in any taxable year of the Participant shall not be greater than seven thousand dollars ($7,000), or such increase in this amount, pursuant to section 402(g) of the Code, for any taxable year as results from the annual adjustment factor determined by the Commissioner of the Internal Revenue Service and effective on January 1 of the taxable year. Salary Deferral Contributions to this Plan in excess of the preceding limit occurring in any Plan Year (together with any income allocable to such amount) shall be automatically distributed not later than the first April 15th following the close of the Plan Year in which such excess deferrals occurred, to the Participant on whose behalf the excess was contributed.

               If the Participant makes "elective deferrals," as defined in regulations issued pursuant to section 402(g) of the Code, to more than one (1) plan, which exceed the limit described above in the aggregate, such Participant may elect a distribution of a part or all of such excess amount (together with any income allocable to such amount) which has been contributed to this Plan. An election to receive a distribution of such excess deferrals must be in writing and must include the Employee's certification that the specified amount is an excess deferral. Such election must be made not later than the first March 15th following the close of the Plan Year in which such excess deferrals occurred. Upon such election, the excess amount specified by the Participant shall be distributed to the Participant not later than the first April 15th following the close of the Plan Year in which such excess deferrals occurred. Income allocable to such excess amount should be determined in the same manner as under Section 3.03.

               The determination of whether a Participant's elective deferrals with respect to any taxable year shall exceed the limitations of Code section 402(g) shall be the sole responsibility of the Participant and neither the Employer, the Plan Administrator, nor the Trustee shall have any obligations with respect to such determination.

                                      3-2

               Salary Deferral Contributions shall be made by payroll deduction and shall be considered to be Salary Deferral Contributions for the Plan Year in which they are actually made.

               The direction and agreement by the Participant to defer a portion of his Compensation as a Salary Deferral Contribution rather than receive it as a cash benefit shall be in the form of a salary deferral agreement as set forth in Section 2.03 hereof. A Participant's salary deferral agreement may be amended to change the percentage of the Salary Deferral Contribution, prospectively, as of the first day of any payroll period. Provided, however, that the Committee reserves the right to restrict the number and frequency of such changes if they become an administrative problem.

               A Participant's salary deferral agreement may be terminated and all Salary Deferral Contributions ended as of the first day of any payroll period; provided that following such a complete termination of Salary Deferral Contributions, Salary Deferral Contributions may be resumed on the first day of any payroll period after such termination. A Participant who desires to effect such a change or termination must make such election in such form and at such time as may be required by the Plan Administrator prior to the date as of which the change or termination will become effective.

               The Plan Administrator may establish additional procedures for the renewal, amendment, termination, or revocation of salary deferral agreements which shall be uniform and nondiscriminatory. However, the requirement of uniformity (but not nondiscrimination) may be suspended, and such differences in procedure (provided such differences are merely procedural) may be permitted between Highly Compensated Employees and Non-highly Compensated Employees as are necessary, proper and convenient in order to bring the Plan into compliance with the coverage and discrimination requirements of Section 3.03 hereof and thereby preserve, or assure the preservation of, the qualified status of the Plan.

               As a condition precedent for accepting a Participant's salary deferral agreement, the Employer also may, at any time, as of any time, and from time to time, amend, terminate or revoke the salary deferral agreement of a Participant who is a Highly Compensated Employee in order to comply with the coverage and discrimination requirements of Section 3.03 hereof and thereby preserve, or assure the preservation of, the qualified status of the Plan, or for other reasons deemed appropriate by the Committee. However, any such amendment or revocation for a Plan Year shall be made within the time required for the contribution of Salary Deferral Contributions for a Plan Year as provided in Internal Revenue Service Regulations regarding Code section 401(k) and, to the extent applicable, in Department of Labor regulations regarding salary deferral contributions as plan assets.

               The Employer shall contribute to Part I of the Personal Account of each Participant an amount equal to the reduction in such Participant's Compensation pursuant to his salary deferral agreement. The contribution to be made as a result of such reduction in Compensation shall be paid to the Trustee as soon as practicable, but no later than the date required by Department of Labor regulations concerning the contribution to a trust of salary deferral contributions that are plan assets. Such Salary Deferral Contributions shall be considered to be Employer contributions under the Plan and shall be nonforfeitable when made.

                                      3-3

               If the Committee shall determine that the Salary Deferral Contributions would exceed the limitations of Section 3.03 hereof, the Plan Administrator shall, before the end of the Plan Year following the Plan Year during which such excess contribution occurs, distribute the amount of such excess (and income, determined in the same manner as under Section 3.03, allocable thereto) to the Participant on whose behalf the contribution was made.

         (b) ROLLOVER CONTRIBUTIONS. Rollover Contributions by a Participant (or by an Employee expected to become a Participant) to his Personal Account in cash or in other property acceptable to the Trustee shall be allowed from individual retirement accounts, within the meaning of section 408(a) or (b) of the Code, which have been established as conduits for other qualified plan distributions pursuant to section 402 or section 403 of the Code or from another qualified plan. Acceptance of Rollover Contributions shall be subject to any procedures governing acceptance of Rollover Contributions which may be established by the Committee. However, no portion of any such rollover may be attributable to nondeductible employee contributions.

               Rollover Contributions shall be remitted to the Trustee as soon as practicable, shall be credited to Part II of the Participant's Personal Account (the "Rollover Account") and shall be fully vested at all times. Rollover Contributions shall be treated as Participant contributions for purposes of investment and allocation of investment earnings (and losses), and shall be distributed as provided in Articles 6, 7 and 8 hereof.

               Rollover Contributions shall not be considered (i) as contributions by the Employer under Section 3.01 of this Plan,
               (ii) in determining the maximum benefits permissible under the Plan pursuant to Section 4.04 hereof or (iii) in determining the Top Heavy Ratio in Section 14.02(j) hereof.

3.03     COVERAGE AND DISCRIMINATION REQUIREMENTS.

         Salary Deferral Contributions for any Plan Year after December 31, 1996 shall satisfy one (1) of the following tests:

         (a) the average deferral percentage for all Highly Compensated Employees who are eligible to participate in the Plan for the Plan Year shall not be more than the average deferral percentage of all Participants who were Non-highly Compensated Employees for the Plan Year indicated below multiplied by one and twenty-five hundredths (1.25); or

         (b) the excess of the average deferral percentage for all Highly Compensated Employees who are eligible to participate in the Plan for the Plan Year over that of all Participants who were Non-highly Compensated Employees for the Plan Year indicated below shall not be more than two percent (2%), nor shall the average deferral percentage for such Highly Compensated Employees be more than that of the other group multiplied by two (2).

         For purposes of the tests described above, "current year testing" will apply for Plan Years beginning January 1, 1997 and January 1, 1998, and "prior year testing" will apply for Plan Years beginning on or after January 1, 1999. For a Plan Year, current year testing involves use of the average deferral percentage for the current Plan Year for all Non-highly Compensated Employees who are eligible to participate in the Plan for the current Plan Year. For a Plan Year, prior year testing involves use of the average deferral percentage for the Plan Year next

                                      3-4
         preceding the current Plan Year for all Non-highly Compensated Employees who are eligible to participate in the Plan for such preceding Plan Year.

         For purposes of this Section, the term "average deferral percentage" for a group of Employees shall mean the average of the percentages, calculated separately for each Employee in the group, of the amount of Salary Deferral Contributions and, if applicable, Qualified Matching Contributions, made on behalf of the Employee for a Plan Year, to the amount of the Employee's Compensation for such Plan Year (the "deferral percentage"). Qualified Matching Contributions may be included in the calculation of deferral percentages only if the conditions described in section 1.401(k)-1(b)(5) of the regulations are satisfied. For purposes of calculating the average deferral percentage, eligible Employees with no Salary Deferral Contributions or, if applicable, Qualified Matching Contributions, shall be included in such calculation with deferral percentages of zero percent (0%). For purposes of this Section, the following rules, relating to aggregation of plans, shall apply:


         (c) All Salary Deferral Contributions that are made under this Plan and any other plan that is aggregated with this Plan for purposes of sections 401(a)(4) and 410(b) (other than section 410(b)(2)(A)(ii)) of the Code shall be treated as made under a single plan.

         (d) If this Plan is permissively aggregated with any other plan or plans for purposes of section 401(k) of the Code, such aggregated plans must satisfy sections 401(a)(4) and 410(b) of the Code as though they were a single plan.

         (e) The deferral percentage for any eligible Employee who is a Highly Compensated Employee and who is eligible to make salary deferral contributions under this Plan and any other plan maintained by the Employer (other than plans that may not be permissively aggregated) shall be determined as if all such plans were a single plan.

         A Salary Deferral Contribution shall be considered to have been made with respect to a Plan Year if it (i) is allocated to the Account of a Participant as of any date within that Plan Year and (ii) relates to Compensation that either would have been received by the Participant in the Plan Year but for the Participant's election to defer under the arrangement, or is attributable to services performed by the Participant in the Plan Year and, but for the Participant's election to defer, would have been received by the Participant within two and one-half (2-1/2) months after the close of the Plan Year. A contribution shall be considered allocated as of any date within a Plan Year if the following conditions are met:

         (f) such allocation is not dependent upon participation in the Plan as of any date subsequent to the allocation date,

         (g) the Employer contributions in addition to those attributable to Salary Deferral Contributions are actually made to the Plan no later than the end of the period described in Code section 404(a)(6) applicable to the taxable year with or within which the Plan Year ends, and

         (h) the Employer contributions attributable to salary deferrals are actually made to the Plan no later than the end of the twelve
               (12) month period immediately following the end of the Plan Year to which the contribution relates.

                                      3-5

         Excess contributions shall mean, with respect to any Plan Year, "excess contributions" as defined in Code section 401(k)(8)(B).

         If, for any Plan Year, Salary Deferral Contributions are made with respect to the Highly Compensated Employees in excess of that permissible under subsections (a) or (b) of this Section 3.03, the Plan Administrator shall, before the end of the Plan Year following the Plan Year during which such excess contribution occurs distribute the amount of such excess contributions (and the earnings or losses allocable thereto). Excess contributions are allocated to the Highly Compensated Employees with the largest amounts of contributions taken into account in calculating the average deferral percentage test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such contributions and continuing in descending order until all the excess contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any excess deferrals under Section 3.02(a).

         The income allocable to such excess contribution shall be equal to the allocable gain or loss for the Plan Year. The income allocable to excess contributions for the Plan Year is determined by multiplying the income for the Plan Year allocable to Salary Deferral Contributions by a fraction in which the numerator is the excess contributions for the Employee for the Plan Year and the denominator is the total Account balance of the Employee attributable to Salary Deferral Contributions as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such amount for the Plan Year.

         Notwithstanding the above, the tests described in this Section and the corrective measures for insuring passage of such tests may be performed in any manner permitted under section 401(k) of the Code, the regulations thereunder and any other related rulings or pronouncements issued by the Secretary of the Treasury or the Internal Revenue Service.

3.04     DISCRIMINATION REQUIREMENTS FOR OTHER CONTRIBUTIONS.

         The Plan shall satisfy the nondiscrimination requirements of section 401(m) of the Code and the regulations issued thereunder, which are incorporated herein by reference. The Plan shall satisfy such requirements if, with respect to any Plan Year after December 31, 1996, either of the following alternative conditions are met:

          (a) the average contribution percentage for all eligible Highly Compensated Employees for the Plan Year is not greater than the average contribution percentage for all Participants who were Non-highly Compensated Employees for the Plan Year indicated below multiplied by one and twenty-five hundredths (1.25).

          (b) the excess of the average contribution percentage for all eligible Highly Compensated Employees for the Plan Year over that of all Participants who were Non-highly Compensated Employees for the Plan Year indicated below is not more than two percent (2%), nor is the average contribution percentage for such Highly Compensated Employees more than that of the other group, multiplied by two (2).

         For purposes of the tests described above, "current year testing" will apply for Plan Years beginning January 1, 1997 and January 1, 1998, and "prior year testing" will apply for Plan Years beginning on or after January 1, 1999. For a Plan Year, current year testing involves use

                                      3-6
         of the average contribution percentage for the current Plan Year for all Non-highly Compensated Employees who are eligible to participate in the Plan for the current Plan Year. For a Plan Year, prior year testing involves use of the average contribution percentage for the Plan Year next preceding the current Plan Year for all Non-highly Compensated Employees who are eligible to participate in the Plan for such preceding Plan Year.

         For purposes of this Section, "Eligible Employee" shall mean any Employee who is eligible to make or be credited with contribution percentage amounts. Contribution percentage amounts shall mean Matching Contributions, voluntary after-tax contributions and (subject to the conditions hereinafter enumerated and to the extent taken into account in the calculation of average contribution percentages) Salary Deferral Contributions and Qualified Matching Contributions. The Employer may elect to include Salary Deferral Contributions, and must include Qualified Matching Contributions, to the extent such contributions are not included in the tests described in Section 3.03 hereof. Salary Deferral Contributions may be included only if the conditions described in section 1.401(m)-1(b)(5) of the regulations are satisfied. The term "average contribution percentage" for a group of Eligible Employees shall mean the average of the ratios, calculated separately for each Eligible Employee in the group, of the contribution percentage amounts made on behalf of an Eligible Employee during the Plan Year to that Eligible Employee's Compensation for such Plan year (the "contribution percentage"). For purposes of calculating the average contribution percentage, Eligible Employees with no contribution percentage amounts shall be included in such calculation with contribution percentages of zero percent (0%). For purposes of this Section, the following rules, relating to aggregation of plans, shall apply:

         (c) All contribution percentage amounts that are made under this Plan and any other plan that is aggregated with this Plan for purposes of sections 401(a)(4) and 410(b) (other than section 410(b)(2)(A)(ii) of the Code shall be treated as made under a single plan.

         (d) If this Plan is permissively aggregated with any other plan or plans for purposes of section 401(m) of the Code, such aggregated plans must satisfy sections 401(a)(4) and 410(b) of the Code as though they were a single plan.

         (e) The contribution percentage for any Eligible Employee who is a Highly Compensated Employee and who is eligible to have contribution percentage amounts credited to him under this Plan and any other plan maintained by the Employer (other than plans that may not be permissively aggregated) shall be determined as if all such plans were a single plan.

         Notwithstanding anything in the Plan to the contrary, if, for any Plan Year, "excess aggregate contributions" are made with respect to the Highly Compensated Employees in excess of that permissible under this
         Section 3.04, the Plan Administrator shall, before the end of the Plan Year following the Plan Year during which such excess aggregate contribution occurs distribute the amount of such excess aggregate contributions (and the earnings or losses allocable thereto). Excess aggregate contributions are allocated to the Highly Compensated Employees with the largest amounts of employer contributions taken into account in calculating the average contribution percentage test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such employer contributions and continuing in descending order until all the excess aggregate contributions have been allocated.

                                      3-7

         "Excess aggregate contributions" shall mean, with respect to any Plan Year, "excess aggregate contributions" as defined in section 401(m)(6)(B) of the Code.

         The determination of excess aggregate contributions shall be made after first determining excess elective deferrals pursuant to Section 3.02 and then determining excess contributions pursuant to Section 3.03 hereof.

         Excess aggregate contributions shall be adjusted for any income up to the date of distribution. The income allocable to excess aggregate contributions for such period is determined in a manner analogous to the above allocation of income to excess deferrals, but basing the allocation on excess aggregate contributions and the income allocable to Matching Contributions.

         Forfeitures of excess aggregate contributions shall be applied to reduce Employer contributions.

         Notwithstanding the above, the tests described in this Section and the corrective measures for insuring passage of such tests may be performed in any manner permitted under section 401(m) of the Code, the regulations thereunder and any other related rulings or pronouncements issued by the Secretary of the Treasury or the Internal Revenue Service.

3.05     MULTIPLE USE OF ALTERNATIVE LIMITATION.

         Compliance with Section 3.03 and Section 3.04 shall not be achieved by the use of both the limitation in Section 3.03(b) and the limitation in
         Section 3.04(b) for the same Plan Year. The determination and correction of such a multiple use shall be governed by the rules set forth in section 401(m) of the Code and in regulations interpreting such section, which are incorporated herein by reference; provided, however, that the multiple use shall be corrected through reduction of the average contribution percentage of all Highly Compensated Employees.

3.06     TRUSTEE TO TRUSTEE TRANSFERS.

         A direct transfer to this Plan of plan assets attributable to a Participant's participation in another qualified defined contribution plan may be allowed in cash or other property acceptable to the Trustee to accommodate the merger of such other plan into this Plan. The Committee shall have the authority to allow additional transfers from qualified defined contribution plans of any employer or predecessor organization which has merged with or consolidated with the Employer, with respect to such Participants as the Committee may deem appropriate.

         The Plan Administrator may allocate Merged Plan accounts and any other transferred accounts into existing parts of the Participant's Employer or Personal Accounts, if appropriate, and/or may establish separate bookkeeping subaccounts for these amounts under Part III of the Participant's Employer Accounts and/or Part III of the Participant's Personal Accounts. Any payout rules or restrictions on distributions of such transferred accounts under such other plan shall be maintained under this Plan with respect to such accounts, to the extent required by section 411(d)(6) of the Code and the regulations thereunder.

3.07     MEDIUM OF FINANCING THE PLAN.

         Investment of all contributions made in accordance with the Plan and provision for payment of benefits to Retired Participants and Beneficiaries shall be accomplished by a Trust, as it may be amended from time to time, which shall constitute a part of the Plan.

                                      3-8

3.08     INVESTMENT DIRECTIONS BY PARTICIPANTS.

         The Committee may permit Participants to direct the investment of their Accounts or a portion of their Accounts among a variety of separate investment funds, as specified and identified by the Committee, including a fund invested primarily in common stock of the Sponsor. The Committee shall establish uniform and nondiscriminatory rules and restrictions with respect to such directed investments and communicate such rules and restrictions to the Trustee.

         If the Committee permits Participants to direct the investment of the Accounts in common stock of the Sponsor, the Committee reserves the right to limit the percentage of each Participant's Account which is invested in common stock of the Sponsor.

         Elections of investments shall be made pursuant to uniform and nondiscriminatory rules established by the Committee reserves the right to, shall be selected in writing on forms, or by such other method, approved by the Committee, and shall be filed with the Committee or its designated representative. Such elections must be made by providing prior notice to the Committee in such form and manner as the Committee may uniformly and nondiscriminatorily require prior to the date as of which the transfer is elected. Accounts not directed pursuant to the Committee's rules shall be invested in one of the funds designated by the Committee as the default fund.

         A Participant may, by providing prior notice to the Committee in such form and manner as the Committee may uniformly and nondiscriminatorily require, modify his election with respect to the investment of his Account balances and future contributions.

         The Trustee shall carry out the investment directions of a Participant made pursuant to such rules and restrictions as soon as practicable after receipt of each such direction.

         Notwithstanding the foregoing, the Committee may suspend Participants' rights to direct the investment of their accounts at any time, either temporarily or permanently. In particular, temporary suspension is permitted during "blackout periods" that result due to transition of the Plan's recordkeeping services from one entity to another. The Committee shall attempt to notify all Participants and Retired Participants with Accounts in the Plan of such a suspension, whether temporary or permanent, but failure to notify one or more Participants or Retired Participants shall not prevent the suspension from applying with respect to such Participants or Retired Participants.

                                      3-9

                                    ARTICLE 4

                      ALLOCATIONS TO PARTICIPANTS' ACCOUNTS

4.01     CREDIT OF CONTRIBUTIONS.

         Contributions shall be credited as follows:

         (a)   SALARY DEFERRALS. Salary Deferral Contributions pursuant to
               Section 3.02(a) hereof which have been deposited with the Trustee shall be credited as of each Allocation Date to Part I of the Personal Account (the "Salary Deferral Account") of each Participant on whose behalf such contributions were made.

         (b) MATCHING CONTRIBUTIONS. Any Matching Contributions made pursuant to Section 3.01(a) hereof which have been deposited with the Trustee shall be credited to Part I of the Employer Account (the "Matching Account") of each Participant entitled to share in the allocation of Matching Contributions. Each Participant's share in Matching Contributions shall be the amount described in Section 3.01(a) hereof. Those Participants who make Salary Deferral Contributions at any time during the Plan Year and who are still employed by the Employer on the last day of the Plan Year shall be eligible to share in the allocation of Matching Contributions attributable to that Plan Year.

               No Matching Contribution shall be credited with respect to any Salary Deferral Contribution that is returned or distributed to the Participant in accordance with Section 3.02(a), Section 3.03 (ADP test), Section 3.04 (ACP test) or Section 4.04 (Maximum Annual Additions). In the event that such a Matching Contribution is credited to the Matching Account of a Participant, such Matching Contribution shall be forfeited as of the last day of the Plan Year in which it was credited. Any Matching Contributions forfeited in accordance with the preceding sentence shall not be included in the ACP test in Section 3.04.

         (c) QUALIFIED MATCHING CONTRIBUTIONS. Any Qualified Matching Contributions made pursuant to Section 3.01(b) hereof which have been deposited with the Trustee shall be credited to Part II of the Employer Account of each Non-highly Compensated Employee who was credited with a Matching Contribution for the Plan Year. Each Participant's share in such Qualified Matching Contributions shall be that amount which bears the same ratio to the total Qualified Matching Contributions as the Participant's Matching Contribution for the Plan Year bears to the total Matching Contribution for the Plan Year for all Non-highly Compensated Employees entitled to such a contribution for the Plan Year.

         (d)   ROLLOVER CONTRIBUTIONS. Rollover Contributions pursuant to
               Section 3.02(b) hereof shall be credited to Part II of the respective Personal Accounts of Participants who contributed such amounts.

         (e) MERGED PLAN TRANSFERS. Amounts transferred to this Plan pursuant to a Merged Plan shall be credited to Part III of the respective Employer Accounts and/or Personal Accounts of

                                      4-1

               Participants for whom such amounts were transferred, or among the other Accounts described in Section 4.01(a), (b), (c) or (d), as determined by the Plan Administrator.

4.02     ALLOCATION OF INVESTMENT EARNINGS.

         As of each Allocation Date, the investment earnings, as defined herein, shall be allocated to each Participant's Employer Account and Personal Account as described below. Investment earnings, for purposes of this Section, shall mean the net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions, and expenses paid from the Trust Fund which are not reimbursed by the Employer or charged directly to the accounts of Participants. In determining the investment earnings of the Trust Fund for any period, assets shall be valued on the basis of fair market value. Investment earnings shall be determined and allocated separately for each separate investment fund that is established pursuant to
         Section 3.08 hereof. The Committee shall determine whether account recordkeeping is to be maintained on a balance forward recordkeeping basis or a daily recordkeeping basis for a given period.

         (a) BALANCE FORWARD RECORDKEEPING. If the Account recordkeeping for the period is being maintained on a balance forward basis, the investment earnings shall be allocated to each Participant's Accounts in the ratio that the value of each such Account as of the last Allocation Date bears to the total value of all Accounts as of the last Allocation Date. These Account values shall include contributions credited to the Accounts since the last Allocation Date, adjusted to recognize the timing of such contributions, but shall not include amounts withdrawn since the last Allocation Date. For purposes of this subsection only, the term "Participants" shall include Retired Participants, present and former Employees and Beneficiaries who have Account balances, but who would not otherwise be considered to be Participants under the Plan.

         (b) DAILY RECORDKEEPING. If the Account recordkeeping for the period is being maintained on a daily recordkeeping basis, then investment earnings shall be allocated in Accordance with the attributes of the separate investment funds, in a manner generally consistent with industry standards for daily recordkeeping. The Committee shall have sole authority to make determinations and resolve issues for purposes of this subsection.

         Should the Plan Administrator determine that the strict application of the foregoing allocation procedures will not result in an equitable and nondiscriminatory allocation among the Accounts of Participants, or that another method is appropriate for the purpose, it may modify its procedures for the purpose of achieving an equitable and nondiscriminatory allocation in accordance with the general concepts of the Plan and the provisions of this Article.

4.03     ADJUSTMENT TO ACCOUNTS.

         As soon as practicable after each Allocation Date, the value of each Account shall be adjusted to be equal to the value of such Account as of the last Allocation Date, plus any additions to and minus any subtractions from the Account since the last Allocation Date.

         The Committee may direct that any investment, administrative, trust or other fees or charges be charged against the Accounts of Participants. It is the Sponsor's intent that as much of the administrative and investment fees be paid from Plan assets as is allowed by law. The

                                      4-2

         Committee may establish procedures for charging fees against Participant Accounts, and may modify such procedures at any time and in such manner as it determines is appropriate and consistent with applicable law.

4.04     MAXIMUM ANNUAL ADDITIONS TO PARTICIPANTS' ACCOUNTS.

         The annual addition to any Participant's Accounts for any Plan Year beginning after December 31, 1994 shall not exceed the lesser of thirty thousand dollars ($30,000) or twenty-five percent (25%) of such Participant's total cash compensation for the Plan Year.

         For limitation years beginning after December 31, 1997, compensation (for purposes of this Section) is Compensation as defined in Section 1.08(a).

         For purposes of applying the limitations of this article, compensation for a limitation year is the compensation actually paid or includable in gross income during such year.

         The term "annual addition" for a Participant means the sum of the following for the Plan Year:

         (a) contributions made by the Employer on behalf of the Participant (including salary deferral contributions made pursuant to section 401(k) of the Code, if any);

         (b) forfeitures allocated to a Participant's Employer Account, if any; and

         (c)   contributions made by the Participant, if any;

         (d) amounts allocated to an individual medical account which is part of a defined benefit plan, as described in Code section 415(l)(1); and

         (e) amounts attributable to post-retirement medical benefits allocated to a separate account of a key employee under a welfare benefit fund as described in Code section 419(A)(d)(2).

         If a Participant is, or was, a participant at any time in both a qualified defined benefit pension plan and a qualified defined contribution plan ever maintained by the same employer, then, for any limitation year beginning before January 1, 2000, the sum of the defined benefit fraction and the defined contribution fraction in any limitation year may not exceed one (1).

         The term "defined benefit fraction" shall mean, for any Plan Year, a fraction the numerator of which is the projected annual benefit of the Participant under all qualified defined benefit pension plans maintained by the Employer (determined as of the close of the Plan
         Year), if any, and the denominator of which is the lesser of the following:

          (i) one and four tenths (1.4) multiplied by one hundred percent (100%) of the Participant's average total cash compensation for the three (3) consecutive limitation years in which he received the highest aggregate total cash compensation; or

         (ii) one and twenty-five hundredths (1.25) multiplied by ninety thousand dollars ($90,000) (or such greater amount as may be determined by the Secretary of the Treasury).

         The term "defined contribution fraction" shall mean, for any Plan Year, a fraction the numerator of which is the sum of the annual additions to the Participant's accounts under all qualified

                                      4-3
         defined contribution plans maintained by the Employer (determined as of the close of the Plan Year) and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior year of service with the Employer:

          (i) one and twenty-five hundredths (1.25) multiplied by thirty thousand dollars ($30,000) (or such greater amount as may be determined by the Secretary of the Treasury); or

         (ii) one and four tenths (1.4) multiplied by twenty-five percent (25%) of the Participant's total cash compensation for such Plan Year.

         For purposes of determining annual additions, the limitation year shall be the Plan Year.

         All qualified defined benefit pension plans (whether or not terminated) of an employer shall be treated as one (1) qualified defined benefit pension plan for purposes of applying the limitations of sections 415(b), (c) and (e) of the Code.

         All qualified defined contribution plans (whether or not terminated) of an employer shall be treated as one (1) qualified defined contribution plan for purposes of applying the limitations of sections 415(b), (c) and (e) of the Code.

         In the case of a group of employers which constitutes a Controlled Group, all such employers shall be considered a single employer for purposes of applying the limitations of section 415 of the Code.

         If as a result of the allocation of Forfeitures, a reasonable error in estimating the compensation of a Participant, a reasonable error in determining the amount of elective deferral contributions (within the meaning of Code section 402(g)(3)) that may be made with respect to any individual under the limits of Code section 415, or other facts and circumstances allowed by regulation, the annual additions limitation is exceeded in any Plan Year, the excess annual addition shall be charged against the Participant's Accounts in the following order of priority by the amount required to insure compliance with this Section:

          (i) the annual additions to any other qualified defined contribution plan;

         (ii) Salary Deferral Contributions which are not matchable Salary Deferral Contributions pursuant to Section 3.01(a); and

        (iii) matchable Salary Deferral Contributions pursuant to Section 3.01(a) and Matching Contributions, on a pro rata basis.

         The portion of such excess which consists of Salary Deferral Contributions shall be returned to the Participant. The Salary Deferral Contributions returned or distributed shall include income on such amounts determined in the same manner as income is determined in
         Section 3.03 (however, if such method of determining income is not permitted by regulations, then income shall be determined in a manner consistent with any applicable regulations). The portion of such excess attributable to Matching Contributions shall be treated as a Forfeiture for the Plan Year and shall be allocated to, and maintained as, a suspense account under the Plan to which investment gains (or losses) and other income is not allocated and which will be used to reduce Employer contributions along with other Plan Forfeitures in accordance with Section 8.02. In

                                      4-4
         addition, no Employer contributions may be made to the Plan until any excess maintained in a suspense account is exhausted.

         Notwithstanding any provision of the Plan to the contrary, if, in any limitation year, the sum of the defined benefit fraction and the defined contribution fraction exceed one (1.0), then the rate of the annual addition for any Participant shall be automatically reduced to the level necessary to prevent the limitations of this Section from being exceeded with respect to such Participant.

4.05     APPLICATION OF CONTRIBUTIONS AND FORFEITURES AMONG EMPLOYERS.

         The Sponsor and all such Adopting Employers shall be considered to be the same Employer for purposes of crediting Employer contributions and applying Forfeitures.

4.06     FAIR MARKET VALUE.

         The Plan Administrator shall cause to be determined the fair market value of all assets held by the Trustee in the Trust hereunder as of each Allocation Date.

                                      4-5

                                    ARTICLE 5

                             IN SERVICE WITHDRAWALS

5.01     WITHDRAWALS AT AGE 59-1/2.

         At any time on or after a Participant shall have attained age fifty-nine and a half (59-1/2), if the Participant remains employed by the Employer, the Participant may elect to receive a distribution of all or part of the vested amount credited to the Account maintained on behalf of the Participant as of the immediately preceding Allocation Date, except such amounts attributable to Merged Plans that are subject to additional distribution restrictions (such as transfers from a money purchase pension plan which cannot be withdrawn before the Participant's Normal Retirement Date). A Participant who makes such a withdrawal shall continue to be eligible to participate in the Plan on the same basis as any other Employee. The Committee may limit the number of withdrawals that may be requested in a uniform and nondiscriminatory manner during any Plan Year.

5.02     WITHDRAWALS FROM PARTICIPANTS' PERSONAL ACCOUNTS.

         While a Participant or a Retired Participant is in the Service of the Employer, he shall be permitted to withdraw as soon as practicable following his request (i) all or part of Part II of his Personal Account (attributable to Rollover Contributions) or (ii) Part III of his Personal Account attributable to after-tax contributions made under a Merged Plan. The Committee may limit the number of withdrawals that may be requested in a uniform and nondiscriminatory manner during any Plan Year.

5.03     HARDSHIP WITHDRAWALS.

         While a Participant or a Retired Participant is in the Service of the Employer, he shall be permitted to withdraw the contributions to Part I of his Personal Account (attributable to Salary Deferral Contributions) to the extent necessary to satisfy an immediate and heavy financial need arising from a hardship. The Committee shall determine whether an emergency financial hardship has been proven by the Participant in accordance with regulations issued by the Secretary of the Treasury pursuant to section 401(k) of the Code and the Secretary of the U.S. Department of Labor pursuant to ERISA section 408. The Committee may limit the number of withdrawals that may be requested in a uniform and nondiscriminatory manner during any Plan Year.

         The determination of whether a Participant or a Retired Participant has an immediate and heavy financial need and no other resources available to satisfy such need shall be made in accordance with the following conditions.

         (a) FINANCIAL NEED TEST. The immediate and heavy financial needs for which a hardship withdrawal may be granted shall be limited to the following:

               (1) Expenses for medical care described in Code section 213(d) previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as

                                      5-1
                      defined in Code section 152) or necessary for these persons to obtain medical care described in Code section 213(d);

               (2) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

               (3) Payment of tuition and related education fees for the next twelve (12) months of post-secondary education for the Participant, or the Participant's spouse, children, or dependents (as defined in Code section 152);

               (4) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence; or

               (5) Other expenses which the Commissioner of the Internal Revenue Service indicates will be deemed to be made on account of such need.

               The amount of any hardship withdrawal granted pursuant to this
               Section 5.03 shall be limited to the lesser of:

               (6) the actual amount of the Salary Deferral Contributions made to Part I of the Participant's or former Participant's Personal Account, without regard to income allocable thereto, less the amount of Salary Deferral Contributions previously withdrawn; and

               (7) the amount required to relieve the financial need plus amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the hardship distribution.

         (b)   RESOURCES TEST. To qualify for a hardship withdrawal pursuant to
               Section 5.03(a), the Participant or Retired Participant must certify that the financial need giving rise to the hardship cannot be met from other resources that are reasonably available to the participant, such as:

               (1) insurance reimbursement;

               (2) liquidation of assets, including those of the spouse and minor children of the Participant;

               (3) cessation of contributions to the Plan;

               (4) other plan distributions or commercial loans.

5.04     LOANS TO PARTICIPANTS.

         The Committee shall adopt a written instrument which shall be signed and dated by the Committee, providing rules and regulations and guidelines concerning loans from the Plan's Trust Fund to participants. Such written instrument shall include, but need not be limited to the following:

                                      5-2

         (a) The identity of the person or positions authorized to administer the participant loan program;

         (b)   A procedure for applying for loans;

         (c)   The basis on which loans will be approved or denied;

         (d)   Limitations (if any) on the types and amounts of loans offered;

         (e) The procedure under the program for determining a reasonable rate of interest;

         (f)   The types of collateral which may secure a participant loan; and

         (g) The events constituting default and the steps that will be taken to preserve Plan assets in the event of such default.

         Subject to the rules, regulations and guidelines adopted by the Committee in such written instrument, the Committee, upon receipt of written application of a Participant in such manner and form as required by the Committee, may authorize and direct the Trustee to make a loan to the Participant from the Trust Fund. For purposes of this
         Section 5.04 only, the term "Participant" shall include former Participants and Beneficiaries who are parties in interest within the meaning of section 3(14) of ERISA.

         Any outstanding loans which were maintained under a Merged Plan shall be maintained on and after that date under this Plan until all amounts of principal and interest thereon have been repaid, or in the event of default, recovered, pursuant to the terms of the documents evidencing such loans and the provisions of the Participant loan program established under the Merged Plan. Loans pursuant to the preceding sentence shall be considered to be an asset of such person's Account only, and not the Account of any other person.

         Loan repayments will be suspended under this Plan as permitted under section 414(u)(4) of the Code.

                                      5-3

                                    ARTICLE 6

                           GENERAL BENEFIT PROVISIONS

6.01     FORM OF BENEFIT PAYMENT.

         The only form of payment under the Plan shall be a lump sum payment of the Participant's entire vested Account; provided, however, that additional forms of payment may apply with regards to Participants who are covered by the Merged Plan provisions described in Article 13.

6.02     TIME OF PAYMENT.

         A Participant may elect to receive distribution of his vested Account as soon as practicable following termination of Service; provided, however, that unless the Participant elects to delay such distribution, the distribution shall begin no later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs:

         (a)   the date the Participant attains sixty-five (65) years of age;

         (b) the date which is the tenth (10th) anniversary of the first (1st) day of the Plan Year in which the Participant commenced participation in the Plan; or

         (c)   the date the Participant terminates Service with the Employer.

         If the amount of the payment required to commence on the date determined under this Section cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Plan Administrator has been unable to locate the Participant after making reasonable efforts to do so, then a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount can be ascertained under the Plan or the date on which the Participant is located (whichever is applicable).

         A Participant's election to receive a distribution before his sixty-fifth (65th) birthday must be in writing, in such form as the Plan Administrator shall uniformly and nondiscriminatorily require, and may be submitted at any time during the ninety (90) day period preceding the date the amount is paid and following the date which the Participant is provided with information concerning the Participant's right, if any, to defer payment of his benefit. Such notice shall be provided at least thirty (30) and no more than ninety (90) days before the date described in the preceding sentence. Such distribution may commence less than thirty (30) days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

         (d) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

         (e) the Participant, after receiving the notice, affirmatively elects a distribution.

                                      6-1

6.03     SPECIAL COMMENCEMENT AND DISTRIBUTION OF BENEFITS RULE.

         Notwithstanding any other provisions of the Plan, but in addition to such provisions (as applicable), the distribution shall comply with the requirements contained in this Section.

         (a)   GENERAL RULES.

               (1) The requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan.

               (2) All distributions required under this Section shall be determined and made in accordance with any applicable regulations under section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the proposed regulations.

         (b) REQUIRED BEGINNING DATE. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date. The consent of the Participant or of the Participant's Spouse or Beneficiary shall not be required to make a distribution required under this Section.

               "Required beginning date" shall be determined in accordance with the following:

               (1) NON-FIVE-PERCENT (5%) OWNERS. The required beginning date of a Participant who is not a "five-percent (5%) owner" (as defined in (2) below) is the first day of April of the calendar year following the calendar year in which the later of retirement and attainment of age seventy and one-half (70-1/2) occurs.

               (2) FIVE-PERCENT (5%) OWNERS. The required beginning date of a Participant who is a five-percent (5%) owner is the first day of April following the later of:

                      (A) the calendar year in which the Participant attains age seventy and one-half (70-1/2), and

                      (B) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a five-percent (5%) owner, and the calendar year in which the Participant retires.

                      A Participant is treated as a five-percent (5%) owner for purposes of this subsection (b) if such participant is a five-percent (5%) owner as defined in section 416(i) of the Code (determined in accordance with section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age sixty-six and one-half (66-1/2) or any subsequent Plan Year.

               (3) Once distributions have begun to a five-percent (5%) owner under this Section, those distributions must continue even if the Participant ceases to be a five-percent (5%) owner in a subsequent year.

         (c) DURATION OF BENEFITS. Benefits to a Participant shall be distributed, beginning not later than the required beginning date set forth in subsection (b) in accordance with regulations, for a

                                      6-2
               period not exceeding the life of such Participant or, if applicable, the joint lives of such Participant and his Beneficiary, or over the life expectancy of such Participant or, if applicable, the joint life expectancies of the Participant and his Beneficiary. For purposes of this Section, "life expectancy" shall mean the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year, reduced by one (1) for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year. If annuity payments commence before the required beginning date, the applicable calendar year is the year such payments commence. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Treasury Regulations.

         (d) MINIMUM AMOUNT TO BE DISTRIBUTED EACH YEAR. If the Participant's interest is to be distributed in other than a single sum, the following distribution rules shall apply on or after the required beginning date.

               (1) The amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (i) the applicable life expectancy as described in Section 6.03(c) or (ii) if the Participant's Spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations.

               (2) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

               (3) Distribution calendar year. For purposes of this Section, the term "distribution calendar year" means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 6.03(e) below.

         (e)   DEATH DISTRIBUTION PROVISIONS.

               (1) DISTRIBUTION BEGINNING BEFORE DEATH. If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

               (2) DISTRIBUTION BEGINNING AFTER DEATH. If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be

                                      6-3
                      completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

                      (i) if any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                     (ii) if the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

                      If the Participant has not made an election pursuant to this subsection (e)(2) by the time of his or her death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

               (3) For purposes of subsection (e)(2) above, if the surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of subsection (e)(2), with the exception of paragraph (ii) therein, shall be applied as if the surviving Spouse were the Participant.

               (4) For the purposes of this subsection (e), distributions of a Participant's interest is considered to begin on the Participant's required beginning date (or, if subsection
                      (e)(3) above is applicable, the date distribution is required to begin to the surviving Spouse pursuant to subsection (e)(2) above). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

         (f)   LIMITATIONS ON DISTRIBUTION OF SALARY DEFERRALS.

               Notwithstanding anything expressed or implied to the contrary elsewhere in this Plan, amounts attributable to Salary Deferral Contributions pursuant to Section 3.02(a) hereof shall not be distributed earlier than upon the occurrence of one of the following events:

               (i) the employee's retirement, death, Disability, or termination of Service;

               (ii) the termination of the Plan without the establishment of a successor plan;

                                      6-4

             (iii) the date of the sale or other disposition by the Employer of substantially all of the assets used by such corporation in a trade or business of the Employer with respect to an Employee who continues employment with the corporation acquiring such assets;

              (iv) with regard to an Employee who continues employment with such subsidiary, the date of the sale or other disposition by the Employer of such corporation's interest in a subsidiary;

               (v) with regard to distributions of Salary Deferral Contributions only, the Participant's or former Participant's hardship, as defined in Section 5.03 hereof.

6.04     SINGLE SUM DISTRIBUTION OF SMALL BENEFITS.

         In the event that a Retired Participant or Beneficiary shall become entitled to receive any benefit under the Plan after December 31, 1997, and the value of the nonforfeitable benefit attributable to Employer and Employee contributions is not greater than (or at the time of any prior distribution was not greater than) five thousand dollars ($5,000), such benefit shall be paid to such person in a single sum before the end of the second Plan Year following the Plan Year during which the Participant ceases to participate in the Plan. In addition, the Plan Administrator shall cause the foregoing amount to be paid if such distribution would have been paid by the end of the second Plan Year following the Plan Year during which Service terminates but for the fact that the value of the vested Account then exceeded the cash-out limit in effect under Treas. Reg. 1.411(a)-11T(c)(3)(ii).

         Payment under this Section shall be in lieu of the form of benefit otherwise payable under any provision of this Plan.

6.05     DESIGNATION OF BENEFICIARY.

         Subject to the rights of a surviving Spouse described herein, each Participant or Retired Participant shall have the right to designate the Beneficiary to receive the death benefit on his behalf, and to revoke any such designation. Each such designation, or revocation thereof, shall be evidenced by a written instrument filed with the Plan Administrator and signed by the Participant or Retired Participant. Unless the conditions which follow for the designation of a Beneficiary other than the Spouse are satisfied, the Beneficiary of a Participant or Retired Participant who is married on the date of his death shall be the surviving Spouse, whether or not so designated in the written instrument filed with the Plan Administrator and even if no such instrument is filed. Designation of a Beneficiary other than the Spouse shall be valid only if either:

          (a) the Spouse consents in writing to such designation, acknowledging the effect thereof, witnessed by a notary public or Plan representative;

          (b) the Retired Participant or Participant, although married at the time of the designation, is ultimately not survived by his Spouse; or

          (c) the surviving Spouse cannot be located.

                                      6-5

         Such spousal consent obtained pursuant to (a) shall be irrevocable. If the Participant or Retired Participant is survived by a Spouse other than the Spouse who consented to designation of another as Beneficiary, the consent of the former Spouse shall be ineffective.

         If no designation of Beneficiary is on file with the Plan Administrator at the time of the death of a Participant or Retired Participant, or if such designation is not effective for any reason, and if there is no surviving Spouse, the death benefit shall be payable to the estate of the Participant or Retired Participant (which shall be conclusively deemed to be the Beneficiary designated to receive such death benefit).

6.06     ELIGIBLE ROLLOVER DISTRIBUTIONS.

         Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. Provided, however, that direct rollovers are not permitted for amounts under two hundred dollars ($200).

         (a) ELIGIBLE ROLLOVER DISTRIBUTION. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) ELIGIBLE RETIREMENT PLAN. An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         (c) DISTRIBUTEE. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.

         (d) DIRECT ROLLOVER. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                      6-6

6.07     OPTIONAL FORMS OF BENEFITS UNDER MERGED PLANS.

         In no event shall any Participant who was a participant of a Merged Plan be precluded from electing an optional form of payment or feature that is a protected benefit pursuant to Reg. Section 1.411(d)(4) offered under the applicable Merged Plan for the payment of the Participant's vested Account balance under the Plan.

6.08     PURCHASE OF ANNUITIES.

         If Merged Plan benefits are to be paid in the form of an annuity for the life of the Participant or the joint lives of the Participant and his Beneficiary, then the Trustee shall purchase such annuity contracts from a life insurance company licensed to do business in the state in which the Sponsor maintains offices, utilizing for such purchase the entire amount in the Accounts of the Participant. Any annuity contract which is purchased hereunder to provide benefits otherwise payable under the Plan, and which is distributed to a former Participant or Beneficiary, shall be endorsed as "nontransferable." The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan. If Merged Plan benefits are to be paid in the form of installments, then the Committee may purchase an installment annuity contract from a life insurance company in accordance with the provisions above applicable to life annuity purchases.

6.09     FAILURE TO LOCATE.

         If the Participant or Beneficiary to whom benefits are to be distributed cannot be located, and reasonable efforts have been made to find him, including sending notification by certified or registered mail to his last known address, then the Plan Administrator shall consider the balances in the Participant's Account forfeited, and such amounts shall be applied in accordance with Section 8.02. In the event that such Participant or Beneficiary is subsequently located, the balance in his Account at the time of forfeiture shall be reinstated and distributed to him.

                                      6-7

                                    ARTICLE 7

                    RETIREMENT, DEATH AND DISABILITY BENEFITS

7.01     BENEFITS UPON RETIREMENT.

         As of his Normal Retirement Date or his Early Retirement Date, a Participant may retire from Service or he may elect to continue in Service. If such a Participant continues in Service, then he shall continue to be treated in all respects as a Participant until his actual retirement. Except as provided in Section 6.03 hereof, no retirement benefit shall be payable until his actual retirement, unless the Participant elects an in-service withdrawal pursuant to Article 5.

         The Participant who retires pursuant to this Section 7.01 shall be entitled to a retirement benefit equal to one hundred percent (100%) of the value of both his Employer Account and his Personal Account determined on the Allocation Date coincident with or immediately preceding his retirement, increased by any contributions allocated after such Allocation Date, and reduced by any payments or withdrawals made from such Accounts since such preceding Allocation Date. Such benefit shall be subject to the general benefit payment provisions of
         Article 6 hereof; provided, however, that upon the Participant's request, the commencement date of any benefits payable to a Participant shall be as soon as practicable following his retirement date.

         Upon attainment of Normal Retirement Age, a Participant shall be one hundred percent (100%) vested in the value of his Accounts.

7.02     DEATH BENEFITS.

         In the event of the death of a Participant or Retired Participant prior to the complete distribution of his Accounts, the amount of the death benefit on his behalf shall be one hundred percent (100%) of both his Employer Account and Personal Account, determined on the Allocation Date coincident with or immediately preceding the date of his death, increased by any contributions allocated after such Allocation Date, and reduced by any payments or withdrawals made from such Accounts since such preceding Allocation Date. However, the death benefit to be distributed from the Employer Account of a Retired Participant whose participation in the Plan terminated before the date of his death (other than a disabled Participant pursuant to Section 7.03 hereof) shall be determined by application of the vested percentage described in Section 8.01 hereof.

         The death benefit shall be subject to the general benefit provisions of
         Article 6 hereof. The benefit shall be paid in a single sum, or in such other optional form as may be elected by the Participant or Beneficiary, as the case may be, under Section 6.01 hereof, to the designated Beneficiary of the deceased Participant as soon as practicable after the last day of the Plan Year during which such death occurs; provided, however, that upon the Beneficiary's request, the commencement date of any benefits payable to a Beneficiary shall be as soon as practicable following the date such death occurs.

                                      7-1

7.03     DISABILITY BENEFITS.

         In the event the Committee determines that a Participant incurs Disability while still an Employee, such Participant shall be entitled to one hundred percent (100%) of both his Employer Account and Personal Account, determined on the Allocation Date coincident with or immediately preceding the date of his Disability, increased by any contributions allocated after such Allocation Date, and reduced by any payments or withdrawals made from such Accounts since such preceding Allocation Date.

         Any benefits due a disabled Participant from his Employer Account and his Personal Account shall be paid or applied for his benefit subject to the general benefit provisions of Article 6 hereof; provided, however, that, if the Participant so elects, the commencement date of any benefits payable to such a Participant may be as soon as practicable following the date such Disability occurs and prior to the Participant's Normal Retirement Date.

         In the event of the death of the Participant subsequent to the date his Disability occurred and prior to the commencement of his disability benefits hereunder, the amount payable on behalf of such Participant shall be paid as a death benefit as provided otherwise in this article.

                                      7-2

                                    ARTICLE 8

                              TERMINATION BENEFITS

8.01     BENEFITS UPON TERMINATION OF SERVICE.

         A Participant whose Service terminates for reasons other than retirement on or after his Normal Retirement Date, death or Disability shall be entitled to (i) a vested percentage, determined at the date his Service terminates, of Part I of his Employer Account (Matching Account), (ii) one hundred percent (100%) of Part II of his Employer Account (QMAC Account) and (iii) one hundred percent (100%) of his Personal Account. The vested percentage of any Accounts established under Part III of his Employer Account attributable to a Merged Plan shall be determined pursuant to Article 13. Such Accounts will be determined as of the Allocation Date coincident with or immediately preceding the date the Participant's Service terminates, increased by any contributions allocated after such Allocation Date, and reduced by any payments or withdrawals made from the Accounts since such preceding Allocation Date.

         The vested percentage of the Matching Account of a Participant shall be determined from the following schedule:

                 Years of                                      Vested
             Vesting Service                                 Percentage
             ---------------                                 ----------
               Less than 5                                        0%
                5 or more                                       100%

         Provided, however, that the vested percentage shall be one hundred percent (100%) for a Participant on and after his Normal Retirement Age.

8.02     FORFEITURES.

         The portion of a former Participant's Employer Account in which he does not have a nonforfeitable interest shall be treated as a Forfeiture as of the earlier of the following dates:

         (a) the date the Participant is paid the entire vested amount of his Accounts, or

         (b) the date the Participant incurs five (5) consecutive Breaks in Service.

         Forfeitures arising under this Section 8.02 or any other provision of this Plan shall be first applied to reinstate previously forfeited Accounts of former Participants which are required to be reestablished pursuant to Section 6.09 and this Section 8.02. Any additional Forfeitures shall be applied as a credit against Employer contributions otherwise due in accordance with the provisions of Section 4.01 hereof.

         For purposes of the Section, if the value of an Employee's vested Account balance is zero, the former Participant shall be deemed to have received a distribution of such vested Account

                                      8-1
         balance and the Employer Account shall be treated as a Forfeiture as of the date such Employee terminates Service.

         If a former Participant receives or is deemed to have received a distribution from his Employer Account due to termination of participation in the Plan, no later than the close of the second Plan Year following the Plan Year during which he ceases to be a Participant, which distribution is:

         (a) equal to his vested Employer Account, but less than one hundred percent (100%) of such Account, and

         (b) in an amount not exceeding five thousand dollars ($5,000) or, if greater, which the Participant elected to receive,

         and he subsequently resumes Service before he incurs five (5) consecutive Breaks in Service, he may repay such distribution to the Plan. Such repayment must be made before the earlier of the date the Participant incurs five (5) consecutive Breaks in Service and the fifth anniversary of the date of the Participant's resumption of Service following the Break in Service. In the event of such repayment, the amount of the Participant's Employer Account at the date of the distribution shall be reestablished.

8.03     PAYMENT OF BENEFITS.

         Any amounts due a Retired Participant pursuant to this article shall be paid or applied for his benefit in accordance with the general benefit provisions of Article 6 hereof; provided, however, that upon the Participant's request, the commencement date of any benefits payable to a Participant shall be as soon as practicable following the date his Service terminates and before his Normal Retirement Date.

         In the event of the death of the Participant subsequent to the date his Service terminates and prior to the commencement of his benefits, the amount payable on behalf of such Participant shall be paid as provided in Article 7 hereof.

                                       8-2

                                    ARTICLE 9

                                  THE COMMITTEE

9.01     PLAN ADMINISTRATOR AND APPOINTMENT OF COMMITTEE.

         The Sponsor shall be the Plan Administrator of the Plan. The Board of Directors of the Sponsor may appoint a Committee consisting of not less than three (3) persons to assist the Plan Administrator and to carry out the day to day administrative functions of the Plan as the Plan Administrator may delegate to the Committee and as the Plan shall specifically provide. Members of the Committee shall serve without compensation, but the reasonable expenses of the Committee in discharging its responsibilities shall be borne by the Sponsor. Any member of the Committee may at any time be removed, with or without cause, and his successor appointed by the Chief Executive Officer of the Sponsor and any vacancy caused by death, resignation or other reason shall be filled by the Chief Executive Officer of the Sponsor.

         The Sponsor will notify the Trustee in writing of the names of the members of the Committee and of any changes in Committee membership that may transpire from time to time.

9.02     POWERS AND DUTIES OF THE PLAN ADMINISTRATOR.

         The Plan Administrator shall administer and supervise the operation of the Plan in accordance with the terms and provisions of the Plan.

         The Plan Administrator shall have all power and authority (including discretion with respect to the exercise of that power and authority) necessary, properly advisable, desirable or convenient for the performance of its duties, which duties shall include, but not be limited to, the following:

         (a)   to construe the Plan in good faith;

         (b) to determine eligibility of Employees for participation in the Plan, and to notify Employees of their eligibility and the requirements for such participation;

         (c) to determine and certify eligibility for benefits under the Plan, and to direct the Trustee concerning the amount, manner and time of the payment of such benefits and any annuity contracts to be purchased on behalf of Participants, Retired Participants and Beneficiaries;

         (d) to prepare and distribute, in such manner as the Plan Administrator determines to be appropriate, information explaining the Plan;

         (e) to require a Participant to complete and file with the Plan Administrator an application for a benefit and all other forms approved by the Plan Administrator, and to require that the Participant furnish all pertinent information requested by the Plan Administrator, which information may be relied upon by the Plan Administrator;

         (f) to cause the allocations of contributions to the Plan and investment earnings (or losses) to be made as of each Allocation Date;

                                      9-1

         (g) to adopt such rules as it deems necessary, desirable or appropriate for the administration of the Plan, provided such rules are consistent with the terms and provisions of the Plan; all rules and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances;

         (h) to appoint such agents as it may need in the performance of its duties; and

         (i) to receive and review the reports from the Trustee and other agents.

9.03     PLAN ADMINISTRATOR PROCEDURES.

         The Plan Administrator may adopt such procedures and regulations as it deems desirable for the administration of the Plan. Such procedures and regulations shall be nondiscriminatory and shall to the extent feasible be maintained in writing.

9.04     CLAIMS AND REVIEW PROCEDURES.

         The Plan Administrator shall establish reasonable procedures concerning the filing of claims for benefits hereunder and shall administer such procedures uniformly. If a claim is wholly or partially denied, the Plan Administrator shall furnish the claimant, within a reasonable period of time after receipt of the claim by the Plan Administrator, a notice of such denial, setting forth at least the following information in language calculated to be understood by the claimant:

         (a)   the specific reason or reasons for the denial;

         (b) specific reference to pertinent Plan provisions on which the denial is based;

         (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

         (d)   an explanation of the claims review procedure in the Plan.

         Upon receipt of such a notice of denial, or if such a notice is not furnished but the claim has not been granted within sixty (60) days of its filing, the claimant or his duly authorized representative may appeal to the Plan Administrator for a full and fair review.

         In submitting a request for review, the claimant or his duly authorized representative may request a review upon written application to the Plan Administrator, may review pertinent documents, and may submit comments in writing. Such request for review must be made within sixty
         (60) days of the receipt by the claimant of the notice of denial (or within sixty (60) days of the expiry of the sixty (60) day period beginning with the date of the filing of the claim, if no such notice is received during such period).

         The Plan Administrator shall respond promptly to a request for review and shall deliver a written decision which shall include, in a manner calculated to be understood by the claimant, the decision itself, specific reasons therefor and specific references to the pertinent Plan provisions on which the decision is based. The decision shall be made not later than one hundred twenty (120) days after receipt of a request for review.

                                      9-2

         Any decision by the Plan Administrator shall be conclusive and binding upon all persons, subject to the claims review procedure described in this Section 9.04 and subject to judicial review where it is shown by clear and convincing evidence that the Plan Administrator acted in an arbitrary and capricious manner.

9.05     ELECTION PROCEDURES.

         Whenever an election or any other type of action is required to be communicated to the Plan Administrator in writing or on a form designated by the Plan Administrator, the communication may be in any other form acceptable to the Plan Administrator, including by means of a voice response unit or other electronic media.

                                      9-3

                                   ARTICLE 10

                             ESTABLISHMENT OF TRUST

10.01    TRUST AGREEMENT.

         Contributions made by the Employer and Participants of the Plan and all other assets of this Plan shall be held in trust under a trust agreement. The Employer shall enter into a trust agreement with the Trustee for the administration of the Trust which shall contain the assets of the Plan. The Trustee shall not be responsible for the administration of this Plan but only for the Trust established pursuant to this Plan.

10.02    TRUST AGREEMENT PART OF PLAN

         The trust agreement shall be deemed to be a part of this Plan, and any rights or benefits accruing to any person under this Plan shall be subject to all of the relevant terms and provisions of the trust agreement, including any amendments. In addition to the powers of the Trustee set forth in the trust agreement, the Trustee shall have any powers, express or implied, granted to it under the Plan. In the event of any conflict between the provisions of the trust agreement and the provisions of the Plan, the provisions of the Plan shall control, except for the duties and responsibilities of the Trustee, in which case the trust agreement shall control.

                                      10-1

                                   ARTICLE 11

                      AMENDMENT AND TERMINATION OF THE PLAN

11.01    AMENDMENT OF PLAN.

         The Board of Directors of the Sponsor, or its designee, shall have the right at any time, and from time to time, to modify, alter or amend the Plan in whole or in part by instrument in writing duly executed.

         Notwithstanding the foregoing, the Plan shall not be amended in the following respects:

         (a) the duties, powers and responsibilities of the Trustee shall not be increased without the written consent of the Trustee;

         (b) subject to Section 12.05 hereof, no amendment may be made to permit any part of the funds of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants, Retired Participants and their Beneficiaries or for administration expenses of the Plan;

         (c) no amendment may be made, unless it is necessary to meet the requirements of any federal law or regulation, which shall reduce the benefits which have accrued or the nonforfeitable percentage applicable to any Participant, Retired Participant or Beneficiary prior to the later of the date of adoption or the effective date of such amendment, nor shall any amendment to the Plan eliminate an optional form of distribution provided under Section 6.01 hereof except as may be permitted by federal law or regulation; and

         (d) no amendment to the vesting provision in Section 8.01 hereof shall become effective with respect to a Participant who has completed three (3) or more years of Service as of the expiration of the election period described below, unless such Participant is given the opportunity, for a period of sixty (60) days, to elect irrevocably to have his nonforfeitable benefits computed without regard to such amendment after the latest of:

               (i)   the date of adoption of the amendment,

              (ii)   the effective date of the amendment, and

             (iii) the date written notification of the amendment is furnished such Participant.

         An executed copy of any amendment to the Plan shall be furnished the Trustee as soon as practicable after the date of adoption thereof.

11.02    INTENT TO CONTINUE THE PLAN.

         The Employer has established the Plan with the bona fide intention and expectation that from year to year it will make contributions as herein provided. However, the Employer realizes that it may become inadvisable to continue such contributions. The Employer shall have the right to

                                      11-1
         modify, suspend or discontinue contributions to the Plan at any time and from time to time, and such action shall not be deemed to be a termination of the Plan unless it constitutes a complete discontinuance of Employer contributions to the Plan.

11.03 TERMINATION OR PARTIAL TERMINATION OF THE PLAN BY THE SPONSOR.

         In the event the Sponsor concludes that it is impossible or inadvisable to continue the Plan, the Board of Directors of the Sponsor shall have the right to terminate the Plan by an appropriate action which shall specify the date of termination. A certified copy of a writing reflecting such action shall be delivered to the Committee and to the Trustee, and as soon as possible thereafter the Committee shall send or deliver to each then Participant a notice of such action.

         If a determination is made that the Plan has experienced a complete or partial termination, the Accounts of affected Participants shall become nonforfeitable without regard to Section 8.01 hereof.

11.04    TERMINATION OF THE PLAN UPON CERTAIN EVENTS.

         The Plan shall automatically terminate upon the occurrence of any of the following events:

         (a) liquidation of the Sponsor's business unless the sponsorship of the Plan is transferred to another employer; or

         (b) the merger or consolidation of the Sponsor into any other corporation, or the sale by the Sponsor of substantially all of its assets to any corporation or other business organization which shall fail to adopt and continue the Plan within ninety
               (90) days from the effective date of such consolidation, merger or sale of assets.

11.05    DISTRIBUTION OF TRUST FUND UPON COMPLETE TERMINATION.

         Upon complete termination of the Plan, or upon complete discontinuance of Employer contributions to the Plan, the balance in each Participant's or Retired Participant's Accounts (after payment of all expenses and proportional adjustment of Participants' Accounts to reflect such expenses, investment gains or losses and reallocations to the date of termination) shall become nonforfeitable and each Participant, Retired Participant or Beneficiary shall be entitled to receive any amounts then credited to his Accounts in the Trust Fund.

         The Trustee may make payment of such amounts in a single sum or annual installments, either in cash or in assets in kind of the Trust Fund, or partly in cash and partly in assets in kind of the Trust Fund. In no event shall any such payment in kind be made in the form of a life annuity. Upon the distribution of all of the Trust Fund as aforesaid, the Trustee shall be discharged from all obligations under the Trust and no Participant, Retired Participant or Beneficiary shall have any further rights or claim therein.

11.06    TERMINATION OF PLAN WITH RESPECT TO AN ADOPTING EMPLOYER.

         Each Adopting Employer reserves the right to terminate the Plan at any time with respect to Employees of the Adopting Employer by action of its governing body. The Adopting Employer shall also have the right to suspend contributions to the Plan from time to time, and such suspension of contributions shall not be deemed to be a termination of the Plan with respect to

                                      11-2
         the Employees of the Adopting Employer unless it constitutes a complete discontinuance of Employer contributions to the Plan.

         In the event of termination of the Plan only with respect to the Employees of the Adopting Employer, the Plan Administrator may direct that the portion of the Trust Fund attributable to Employees of the Adopting Employer be segregated by the Trustee into a separate fund.

         The portion of the Trust Fund which is so segregated shall be retained in a separate trust fund and applied in one of the following methods, at the discretion of the Plan Administrator.

         (a) If the Adopting Employer shall demonstrate conclusively, within the one hundred eighty (180) day period immediately following termination of the Plan with respect to its Employees, that it has established a successor retirement plan and trust for the benefit of its Employees which is qualified under sections 401(a) and 501(a), respectively, of the Code, then such assets shall be transferred to the successor trustee.

         (b) If the Adopting Employer shall fail, within the one hundred eighty (180) day period immediately following termination of the Plan with respect to its Employees, to establish a successor retirement plan and trust which is qualified under sections 401(a) and 501(a), respectively, of the Code, then such assets shall be distributed for the benefit of the Employees of the Adopting Employer in accordance with the method described in
               Section 11.05 hereof.

         At the discretion of the Plan Administrator, the one hundred eighty
         (180) day period may be extended.

                                      11-3

                                   ARTICLE 12

                    CERTAIN PROVISIONS AFFECTING THE EMPLOYER

12.01    DUTIES OF THE EMPLOYER.

         The Sponsor shall furnish the Trustee with the information required in the Trust agreement. Each Employer shall make its contributions as the same may be appropriated by due action, which contributions may be in cash or in other property acceptable to the Trustee. The Employer shall keep accurate books and records with respect to its Employees and their compensation.

12.02    RIGHT OF EMPLOYER TO DISCHARGE EMPLOYEES.

         The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any Employee, or to be a consideration for, or an inducement or condition of, the employment of any person.

12.03    INFORMATION TO BE FURNISHED.

         Each Employer shall deliver to the Plan Administrator information required to perform the allocations described in Article 4 hereof, in such manner and at such time as is required by the Plan Administrator.

12.04    COMMUNICATIONS FROM SPONSOR TO TRUSTEE.

         The Trustee may rely upon and shall be protected in acting upon any information furnished to it by the Sponsor in writing subscribed by a duly authorized agent of the Sponsor. Any certification by the Sponsor of the information required or permitted to be certified to the Trustee pursuant to the provisions of the Plan, shall, for all purposes of the Plan, be binding upon all parties in interest.

12.05    NO REVERSION TO EMPLOYER.

         The Employer has no beneficial interest in the Trust Fund, and no part of the Trust Fund shall ever revert or be repaid to the Employer, directly or indirectly, except, if, and to the extent, permitted by the Code and applicable regulations thereunder for the following:

         (a) in the event that the deduction of an Employer contribution to the Plan under section 404 of the Code is disallowed, in which case the contribution (to the extent disallowed) shall be returned to the Employer, upon the request of the Employer within one (1) year after the disallowance of the deduction; or

         (b) in the event that the Employer contribution is made by mistake of fact, in which case the amount of such mistaken contribution shall be returned to the Employer provided no more than one (1) year has elapsed since the date of payment by the Employer of the mistaken contribution.

                                      12-1

12.06    INDEMNIFICATION BY SPONSOR.

         To the extent permitted by law the Sponsor shall indemnify from any loss or expense the Plan Administrator, any individual member of the Committee, or any individual serving as Trustee, in connection with the good faith discharge of duties under the Plan.

12.07    ADOPTION OF PLAN BY ADOPTING EMPLOYERS.

         Notwithstanding anything herein to the contrary, with the authorization of the Board of Directors of the Sponsor or its designee, any corporation or entity affiliated with the Sponsor through complete or partial ownership by the Sponsor or by any owner thereof or which is otherwise cooperating with the Sponsor for purposes of establishing a retirement plan may adopt the Plan as an Adopting Employer in a manner satisfactory to the Board of Directors of the Sponsor. Subject to the provisions of Code section 413(c), each Adopting Employer's participation in the Plan shall constitute a single plan, within the meaning of the regulations under section 414(l) of the Code, with the participation in the Plan of the Sponsor and/or other Adopting Employers.

         An Adopting Employer may terminate participation in the Plan at any time with respect to Employees of the Adopting Employer by action of its Board of Directors as provided in Section 11.06 hereof.

                                      12-2

                                   ARTICLE 13

                           SPECIAL MERGED PLAN ISSUES

13.01    GENERALLY.

         The purpose of this Article is to provide for the merger of the certain plans into this Plan, and to specify the terms under which participants of such plans will participate in this Plan. The rules described in this Article shall override any other provisions of the Plan.

13.02    PARISIAN RETIREMENT AND SAVINGS PLAN.

         Parisian, Inc. ("Parisian") and certain of its affiliates ("Parisian Affiliates") will adopt this Plan and become adopting Employers under this Plan effective as of February 1, 1997, for the benefit of their eligible employees, and the Parisian Retirement and Savings Plan (the "Parisian Plan") will be merged into this Plan as described below.

         (a) PARTICIPATION. Effective as of February 1, 1997, this Plan will be extended to each individual employed by Parisian or a Parisian Affiliate on February 1, 1997, and who was eligible to participate in the Parisian Plan on that date (each an "Eligible Employee"). An individual's employment with Parisian or a Parisian Affiliate prior to February 1, 1997 will be treated as employment with an Employer under this Plan. Employment with any other organization prior to February 1, 1997 that was counted under the Parisian Plan will also be treated as employment with an Employer under this Plan. February 1, 1997 will be a special Entry Date for purposes of this Plan, and each Eligible Employee of Parisian or a Parisian Affiliate on February 1, 1997 will automatically become a Participant in this Plan as of that date. Each Employee of Parisian or a Parisian Affiliate who either is hired after that date or first satisfies the age and service requirements of Section 2.01 after that date will become a Participant in this Plan as described in Article 2.

          (b) MERGER OF PLANS. The Parisian Plan will be merged into this Plan as of January 31, 1997 (the "Merger Date") and continued in the form of this Plan. The merger of the Parisian Plan into this Plan and the resulting transfer of assets will be made in accordance with sections 401(a)(12) and 414(l) of the Code and the regulations thereunder.

         (c) TRANSFER OF ASSETS. The assets of the Trust Fund for the Parisian Plan will be transferred to the Trustee of this Plan on or as soon as practicable after the Merger Date.

         (d) TRANSFER OF ACCOUNT BALANCES. All Accounts maintained under the Parisian Plan on January 31, 1997 for Participants and Beneficiaries of the Parisian Plan will be adjusted as of that date in accordance with the provisions of the Parisian Plan. The net credit balances in such Accounts as adjusted as of January 31, 1997 will be transferred to this Plan and credited as of the Merger Date in such manner as the Committee shall determine. In addition, the Accounts of any former Participants of the Parisian Plan which are required to be restored after January 31, 1997, shall be credited in the same manner as described in the preceding sentence.

                                      13-1

         (e) VESTING OF TRANSFERRED ACCOUNTS. The accounts transferred from the Parisian Plan attributable to "Elective Deferrals," "Qualified Matching Contributions," "Qualified Nonelective Contributions," "Rollover Contributions" and "Thrift Contributions" shall be one hundred percent (100%) vested at all times. The accounts transferred from the Parisian Plan attributable to "Employer Contributions" shall be subject to the vesting schedule of Section 8.01, that applies to the Matching Account.

         (f) DISTRIBUTION OF ACCOUNT BALANCES. Any Participant or Beneficiary who has a transferred account established under Section 13.02(d) shall be allowed to elect distribution of his vested Account under the Plan in such manner or form as they could have elected under the terms of the Parisian Plan as in effect immediately prior to the Merger Date.

         (g) LOANS. Any loans that had previously been made to Participants under the Parisian Plan and that remain outstanding on the Merger Date will be maintained on and after that date under this Plan until all amounts of principal and interest thereon have been repaid, or, in the event of default, recovered, pursuant to the terms of the documents evidencing such loans and the provisions of the Participant loan program established under the Parisian Plan.

         (h) INSURANCE POLICIES. This Plan does not permit any Account to be applied to purchase an insurance policy. However, this Plan shall permit the transfer of certain insurance policies from the Parisian Plan. Such insurance policies shall be liquidated as soon after such transfer as administratively feasible.

         (i) MATCHING CONTRIBUTIONS. The Matching Contribution for 1997 that is made pursuant to Sections 3.01(a) and 4.01(b) on behalf of each Participant who was a participant in the Parisian Plan during the month of January 1997, shall be based upon that Participant's Compensation as defined in Section 1.08 for the full calendar year of 1997 and shall be based on all Salary Deferral Contributions made under this Plan and "Elective Deferrals" made under the Parisian Plan for calendar year 1997.

13.03    YOUNKERS ASSOCIATE PROFIT SHARING AND SAVINGS PLAN.

         Younkers, Inc. ("Younkers") and certain of its affiliates ("Younkers Affiliates") will adopt this Plan and become Adopting Employers under this Plan effective as of February 1, 1997, for the benefit of their eligible employees, and the Younkers Associate Profit Sharing and Savings Plan (the "Younkers Plan") will be merged into this Plan as described below.

         (a) PARTICIPATION. Effective as of February 1, 1997, this Plan will be extended to each individual employed by Younkers or a Younkers Affiliate on February 1, 1997, and who was eligible to participate in the Younkers Plan on that date (each an "Eligible Employee"). An individual's employment with Younkers or a Younkers Affiliate prior to February 1, 1997 will be treated as employment with an Employer under this Plan. Employment with any other organization prior to February 1, 1997 that was counted under the Younkers Plan (specifically including employment with Shoe Corporation of America for Employees who became Younkers Employees in 1996) will also be treated as employment with an Employer under this Plan. February 1, 1997 will be a special Entry Date for purposes of this Plan, and each Eligible Employee of Younkers or a Younkers Affiliate on February 1, 1997 will automatically become a Participant in this Plan as of that date. Each Employee of Younkers or a Younkers Affiliate who either is hired after that date or first satisfies the age

                                      13-2
               and service requirements of Section 2.01 after that date will become a Participant in this Plan as described in Article 2.

         (b) MERGER OF PLANS. The Younkers Plan will be merged into this Plan as of January 31, 1997 (the "Merger Date") and continued in the form of this Plan. The merger of the Younkers Plan into this Plan and the resulting transfer of assets will be made in accordance with sections 401(a)(12) and 414(l) of the Code and the regulations thereunder.

         (c) TRANSFER OF ASSETS. The assets of the Trust Fund for the Younkers Plan will be transferred to the Trustee of this Plan on or as soon as practicable after the Merger Date.

         (d) TRANSFER OF ACCOUNT BALANCES. All Accounts maintained under the Younkers Plan on January 31, 1997 for Participants and Beneficiaries of the Younkers Plan will be adjusted as of that date in accordance with the provisions of the Younkers Plan. The net credit balances in such Accounts as adjusted as of January 31, 1997 will be transferred to this Plan and credited as of the Merger Date in such manner as the Committee shall determine. In addition, the Accounts of any former Participants of the Younkers Plan which are required to be restored after January 31, 1997, shall be credited in the same manner as described in the preceding sentence.

         (e) VESTING OF TRANSFERRED ACCOUNTS. The accounts transferred from the Younkers Plan attributable to "Salary Deferral Contributions," "Matching Contributions," "Rollover Contributions" and "Participant Voluntary Contributions" shall be one hundred percent (100%) vested at all times. The accounts transferred from the Younkers Plan attributable to "Profit Sharing Contributions" shall be vested at the greater of (i) the vesting percentage under the Younkers Plan as of January 31, 1997, and (ii) the vesting percentage that applies to Matching Contributions under Section 8.01 of this Plan.

         (f) DISTRIBUTION OF ACCOUNT BALANCES. Any Participant or Beneficiary who has a transferred account established under subsection 13.03(d) shall be allowed to elect distribution of his vested Account under the Plan in such manner or form as they could have elected under the terms of the Younkers Plan as in effect immediately prior to the Merger Date. The installment option will be available for all accounts of such Participants. Terminated or retired Participants in the Younkers Plan on the Merger Date with Accounts that are transferred to this Plan shall have the further option of electing partial lump sums at the times and in the amounts selected by said Participant. The Committee may establish rules for the payment of such partial lump sums, and may direct that expenses associated with the payment of such partial lump sums be charged against the Accounts of said Participants.

         (g) REIMBURSEMENT OF SURRENDER CHARGES AND MARKET VALUE ADJUSTMENTS. The Employer is expressly permitted to make a contribution to the Plan to reimburse the Accounts of Participants which were charged with a surrender charge or market value adjustment as a result of the liquidation of assets immediately prior to the plan merger. Such contribution, if made, shall be credited to the Accounts of affected Participants in proportion to the surrender charge or market value adjustment that was charged to their Account, and shall be treated as a reimbursement of expenses and not as an Employer contribution for purposes of the Plan.

                                      13-3

         (h)   EXEMPTION FROM EXCLUDED CLASS. Notwithstanding the provisions of
               Section 2.01 hereof, Eligible Employees as defined in subsection
               (a) above who are represented by a collective bargaining unit on the Merger Date shall not be considered as being in an excluded class solely as a result of being represented by a collective bargaining unit.

         (i) AMOUNTS AVAILABLE FOR HARDSHIP. The transferred Matching Account shall be included in the determination of amounts available for hardship withdrawal pursuant to Section 5.03 hereof.

13.04 G.R. HERBERGER'S INC. 401(k) EMPLOYEE STOCK PURCHASE PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN.

         G. R. Herberger's, Inc. ("Herberger's") will adopt this Plan and become an Adopting Employer under this Plan effective as of January 1, 1998, for the benefit of its eligible employees, and the portion of the G. R. Herberger's, Inc. 401(k) Employee Stock Purchase Plan and Employee Stock Ownership Plan attributable to a participant's elective deferral contributions and matching contributions will be spun-off into a separate plan (the "Herberger's Plan") and will be merged into this Plan as described below.

         (a) PARTICIPATION. Effective as of January 1, 1998, this Plan will be extended to each individual employed by Herberger's on January 1, 1998, and who was eligible to participate in the Herberger's Plan on that date (each an "Eligible Employee"). An individual's employment with Herberger's prior to January 1, 1998 will be treated as employment with an Employer under this Plan. Employment with any other organization prior to January 1, 1998 that was counted under the Herberger's Plan will also be treated as employment with an Employer under this Plan. Each Eligible Employee of Herberger's on January 1, 1998 will automatically become a Participant in this Plan as of that date. Each Employee of Herberger's who either is hired after that date or first satisfies the age and service requirements of Section 2.01 after that date will become a Participant in this Plan as described in
               Article 2.

         (b) MERGER OF PLANS. The Herberger's Plan will be merged into this Plan as of midnight on December 31, 1997 (the "Merger Date") and continued in the form of this Plan. The merger of the Herberger's Plan into this Plan and the resulting transfer of assets will be made in accordance with sections 401(a)(12) and 414(l) of the Code and the regulations thereunder.

         (c) TRANSFER OF ASSETS. The assets of the Trust Fund for the Herberger's Plan will be transferred to the Trustee of this Plan on or as soon as practicable after the Merger Date.

         (d) TRANSFER OF ACCOUNT BALANCES. All Accounts maintained under the Herberger's Plan on December 31, 1997 for Participants and Beneficiaries of the Herberger's Plan will be adjusted as of that date in accordance with the provisions of the Herberger's Plan. The net credit balances in such Accounts as adjusted as of December 31, 1997 and as further adjusted between that date and the actual date of transfer of the assets, will be transferred to this Plan and credited as of the transfer date in such manner as the Committee shall determine. In addition, the Accounts of any former Participants of the Herberger's Plan which are required to be restored after December 31, 1997, shall be credited in the same manner as described in the preceding sentence.

                                      13-4

         (e) VESTING OF TRANSFERRED ACCOUNTS. The accounts transferred from the Herberger's Plan attributable to "Salary Deferral Contributions" and "Rollover Contributions" shall be one hundred percent (100%) vested at all times. The accounts transferred from the Herberger's Plan attributable to "Matching Contributions" shall be vested at the greater of (i) the vesting percentage under the Herberger's Plan as of December 31, 1997, and (ii) the vesting percentage that applies to Matching Contributions under
               Section 8.01 of this Plan.

         (f) DISTRIBUTION OF ACCOUNT BALANCES. Any Participant or Beneficiary who has a transferred account established under subsection 13.04
               (d) shall be allowed to elect distribution of his vested Account under the Plan in such manner or form as they could have elected under the terms of the Herberger's Plan as in effect immediately prior to the Merger Date. The installment option and in-kind distribution option will be available for all accounts of such Participants. Terminated or retired Participants in the Herberger's Plan on the Merger Date with Accounts that are transferred to this Plan shall have the further option of electing partial lump sums at the times and in the amounts selected by said Participant. The Committee may establish rules for the payment of such partial lump sums, and may direct that expenses associated with the payment of such partial lump sums be charged against the Accounts of said Participants.

13.05  BRODY BROTHERS DRY GOODS COMPANY, INC. 401(k) PROFIT SHARING PLAN.

         Brody Brothers Dry Goods Company, Inc. ("Brody") was acquired by the Sponsor. Most employees of Brody became employees of Proffitt's, Inc. shortly after the acquisition. The Brody Brothers Dry Goods Company, Inc. 401(k) Profit Sharing Plan (the "Brody Plan") shall be merged into this Plan as described below.

         (a) PARTICIPATION. A person employed by Brody on May 23, 1998 who became an Employee of Proffitt's, Inc. on or after May 24, 1998 and before June 28, 1998 pursuant to the acquisition of Brody's by Proffitt's, Inc. shall be allowed to enter the Plan immediately provided he has satisfied the age and service requirements of Section 2.01. An individual's employment with Brody prior to May 24, 1998 will be treated as employment with an Employer under this Plan. Employment with any other organization prior to May 24, 1998 that was counted under the Brody Plan will also be treated as employment with an Employer under this Plan. The date such person becomes an Employee of the Employer will be a special Entry Date for purposes of this Plan.

         (b) MERGER OF PLANS. The Brody Plan will be merged into this Plan as of July 31, 1998 (the "Merger Date") and continued in the form of this Plan. The merger of the Brody Plan into this Plan and the resulting transfer of assets will be made in accordance with sections 401(a)(12) and 414(l) of the Code and the regulations thereunder.

         (c) TRANSFER OF ASSETS. The assets of the Trust Fund for the Brody Plan will be transferred to the Trustee of this Plan on or as soon as practicable after the Merger Date.

         (d) TRANSFER OF ACCOUNT BALANCES. All Accounts maintained under the Brody Plan on July 31, 1998 for Participants and Beneficiaries of the Brody Plan will be adjusted as of that date in accordance with the provisions of the Brody Plan. The net credit balances in such Accounts as adjusted as of July 31, 1998 will be transferred to this Plan and credited as of the Merger Date in such manner as the Committee shall determine. In addition, the

                                      13-5

               Accounts of any former Participants of the Brody Plan which are required to be restored after July 31, 1998, shall be credited in the same manner as described in the preceding sentence.

         (e) VESTING OF TRANSFERRED ACCOUNTS. The accounts transferred from the Brody Plan attributable to "Elective Contributions," shall be one hundred percent (100%) vested at all times. The accounts transferred from the Brody Plan attributable to "Matching Contributions" shall be subject to the vesting schedule of
               Section 8.01, that applies to the Matching Account. The accounts transferred from the Brody Plan attributable to "Discretionary Non-Elective Contributions" shall be subject to the following vesting schedule:

                    Years of Vesting Service                Vested Percentage
                    ------------------------                -----------------
                          less than 3                               0%
                               3                                   20%
                               4                                   40%
                           5 or more                              100%

         (f) DISTRIBUTION OF ACCOUNT BALANCES. Any Participant or Beneficiary who has a transferred account established under Section 13.05(d) shall be allowed to elect distribution of his vested Account under the Plan in such manner or form as he could have elected under the terms of the Brody Plan as in effect immediately prior to the Merger Date.

         (g) LOANS. Any loans that had previously been made to Participants under the Brody Plan and that remain outstanding on the Merger Date will be maintained on and after that date under this Plan until all amounts of principal and interest thereon have been repaid, or, in the event of default, recovered, pursuant to the terms of the documents evidencing such loans and the provisions of the Participant loan program established under the Brody Plan.

13.06  MERCANTILE TRANSFERS.

         This Section will describe the special rules applicable to the accounts of Mercantile Employees, as defined below.

         (a) DEFINITIONS. The following terms shall have the meanings set hereinafter.

               (1) "GAYFER PLAN" shall mean the C. J. Gayfer Company, Inc. Savings and Profit Sharing Plan.

               (2) "HAIR SALON EMPLOYEE" shall mean a former employee of Mercantile who became an Employee of the Employer on or before February 6, 1999, as a result of being hired by the Employer from one of the hair and nail salons of the Mercantile Stores, and who is not a Mercantile Store Employee.

               (3) "MERCANTILE" shall mean Mercantile Stores Company, Inc. or one of its affiliates.

               (4) "MERCANTILE EMPLOYEE" shall mean an individual who is either a Mercantile Store Employee or a Hair Salon Employee.

                                      13-6

               (5) "MERCANTILE PLAN" shall mean the Mercantile Stores Savings, Profit Sharing and Supplemental Retirement Plan.

               (6) "MERCANTILE STORE EMPLOYEE" shall mean a former employee of Mercantile who became an Employee of the Employer directly as a result of the Employer's acquisition of the Mercantile Stores.

               (7) "MERCANTILE STORES" shall mean former Mercantile stores acquired by the Employer on or about October 3, 1998, and a former Dillard's, Inc. store acquired by the Employer on or about December 1, 1998.

               (8) "TRANSFER ACCOUNTS" shall mean the accounts transferred directly from the Mercantile Plan and/or the Gayfer Plan at the direction of the plan administrator(s) and/or trustee(s) of such plan(s) in the form of direct trustee-to-trustee transfers. Transfers wherein the participants were given the option of receiving distributions from the Mercantile Plan and/or the Gayfer Plan shall be treated as Rollover Contributions pursuant to Section 3.02(b) hereof, and shall not be treated as Transfer Accounts.

               (9) "TRANSFER DATE" shall mean, for a Mercantile Employee, the date or dates on which such Mercantile Employee's Transfer Accounts were transferred from the Mercantile Plan and/or the Gayfer Plan to this Plan.

         (b) PARTICIPATION. The participation of Mercantile Employees in this Plan shall be determined pursuant to this subsection (b).

               (1) MERCANTILE STORE EMPLOYEES. Except as otherwise provided herein, Mercantile Store Employees who were eligible to participate in the Mercantile Plan on the day before such individuals became Employees of the Employer shall be eligible to participate in this Plan on the date that such individuals became Employees of the Employer. The dates that such individuals became Employees of the Employer will be special Entry Dates for purposes of this Plan. Notwithstanding the foregoing, Mercantile Store Employees at the Cortana Mall store in Baton Rouge, Louisiana, who were eligible to participate in the Mercantile Plan on the day before such individuals became Employees of the Employer shall be eligible to participate in the Plan on January 1, 1999. Mercantile Store Employees who were not eligible to participate in the Mercantile Plan on the day before such individuals became Employees of the Employer shall be eligible to participate as provided in Section
                      2.01 of the Plan.

               (2) HAIR SALON EMPLOYEES. Hair Salon Employees shall be eligible to participate as provided in Section 2.01 of the Plan.

         (c) PRIOR SERVICE. Except as otherwise provided herein, employment of a Mercantile Employee with Mercantile shall be counted as Service under this Plan for all purposes. For an individual who was a participant in the Mercantile Plan on the day prior to the date such individual became an Employee of the Employer, Vesting Service under this plan for such prior period of employment shall equal the years of vesting service for such period determined under the rules of the Mercantile Plan. Notwithstanding the foregoing, such

                                      13-7
               prior service shall be disregarded in determining eligibility for participation under this Plan for Hair Salon Employees.

         (d) TRANSFER OF ASSETS AND ACCOUNT BALANCES. The Transfer Accounts of Mercantile Employees, and the assets associated with such Transfer Accounts, shall be transferred from the Mercantile Plan and/or the Gayfer Plan to this Plan as soon as administratively feasible after the plan administrator(s) and/or trustee(s) of such plan(s) direct that the transfers be made. Such transfers shall be in the form of direct trustee-to-trustee transfers, and shall be credited to Accounts in this Plan in such manner as the Committee shall determine.

         (e) VESTING OF TRANSFER ACCOUNTS. The Transfer Accounts which were automatically one hundred percent (100%) vested under The Mercantile Plan and/or the Gayfer Plan shall be one hundred percent (100%) vested under this Plan. The Transfer Accounts which were not automatically one hundred percent (100%) vested under such plans shall be subject to the following vesting schedule:

                        Years of                            Vested
                     Vesting Service                      Percentage
                     ---------------                      ----------
                       less than 3                            0%
                            3                                20%
                            4                                40%
                        5 or more                            100%

         (f) DISTRIBUTION OF ACCOUNT BALANCES. Any Participant or Beneficiary who has a Transfer Account established under Section 13.06(d) shall be allowed to elect distribution of all of his vested Accounts under the Plan in such manner or form as he could have elected under the terms of the Mercantile Plan and/or the Gayfer Plan as in effect immediately prior to the Transfer Date.

         (g) LOANS. Any loans that had previously been made to Participants under the Mercantile Plan that remain outstanding on the Transfer Date and that were transferred to this Plan as part of a Transfer Account will be maintained on and after that date under this Plan pursuant to the terms of the documents evidencing such loans and the provisions of the loan program established under the Mercantile Plan.

13.07    EMPLOYEES WHO TRANSFER FROM THE SAKS FIFTH AVENUE DIVISION

         This Section, to be effective on the date this document is executed, will describe the special rules applicable to individuals who become Employees of the Employer as a result of transferring employment from the Saks Fifth Avenue Division.

         (a) SERVICE. For individuals covered by this Section, employment with any company in the Saks Fifth Avenue Division will be treated as employment with the Employer and will be counted as Service under the Plan.

         (b) PARTICIPATION. The date of transfer for such an individual shall be treated as an Entry Date for such individual pursuant to
               Section 1.16 hereof, and such individual will be immediately eligible to participate in this Plan on such Entry Date, provided the conditions described in Section 2.01 hereof have been satisfied as of the transfer date.

         (c) ACCOUNTS NOT TO BE TRANSFERRED. The accounts of such individuals in the 401(k) plan of any company in the Saks Fifth Avenue Division will not be transferred to this Plan as a trustee to trustee transfer.


                                      13-8

                                   ARTICLE 14

                    PROVISIONS APPLICABLE TO A TOP HEAVY PLAN

14.01    TOP HEAVY PLANS.

         The provisions of this article are designed to meet the requirements of section 416 of the Code and shall automatically supersede any conflicting provisions in the Plan in every Plan Year in which this Plan is or becomes a Top Heavy Plan. Provided, however, that if the provisions of this article are in conflict with final regulations issued by the Secretary of the Treasury with respect to Top Heavy Plans, then such final regulations shall supercede the provisions of this article to the extent not otherwise specifically prohibited by law.

14.02    DEFINITIONS.

         For purposes of this article, and only this article, unless a term defined in this article is the subject of explicit reference elsewhere in the Plan, the following terms when used herein, unless the context clearly indicates otherwise, shall have the meanings set forth hereinafter:

         (a) "COMPENSATION" shall mean, for each Employee, Compensation as that term is defined in Section 4.04 of the Plan, plus, for 1997, amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the employee's gross income under section 125, section 402(e)(3), section 402(h)(1)(B) or section 403(b) of the Code. However, "Compensation" shall not include compensation in excess of the applicable dollar limits in Section 1.08(c) hereof.

         (b) "DETERMINATION DATE" shall mean, with respect to any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the Determination Date shall be the last day of such Plan Year.

         (c) "KEY EMPLOYEE" shall mean any Employee or former Employee (or Beneficiary of such Employee) who, at any time during the determination period, was (i) an officer of the Employer having an annual Compensation greater than fifty percent (50%) of the maximum dollar limitation in effect under section 415(b)(1)(A) of the Code for any such Plan Year, (ii) an owner of one (1) of the ten (10) largest interests in the Employer if such interest is greater than one-half percent (1/2%) and such individual's Compensation exceeds the maximum dollar limitation under section 415(c)(1)(A) of the Code, (iii) a five percent (5%) or more owner of the Employer or (iv) a one percent (1%) or more owner of the Employer who has an annual Compensation of more than one hundred and fifty thousand dollars ($150,000). The term "determination period" shall mean the Plan Year containing the Determination Date and the four (4) preceding Plan Years. The determination of who is a Key Employee shall be made in accordance with section 416(i)(1) of the Code and regulations thereunder. For purposes hereof, the term "officer" shall mean an administrative executive who is in regular and continued service. An Employee who merely has the title of an officer, but not the authority of an officer, is not to be considered an officer hereunder. Furthermore, for purposes hereof, at any time during a determination

                                      14-1
               period, no more than fifty (50) Employees of all members of a Controlled Group, or, if lesser, the greater of three (3) individuals or ten percent (10%) of such Employees, shall be treated as officers hereunder. The officers subject to these preceding limitations shall be comprised of the individual officers selected from the group of all individuals who were officers in the current Plan Year of the determination period or any of the four (4) preceding Plan Years in the determination period, who had the largest average annual compensation throughout the total of those five (5) Plan Years in the determination period. For purposes of (ii) herein, if two (2) employees have the same interest in the Employer, the Employee having the greater annual Compensation (without regard to the dollar limitation of Section 14.02(a) hereof) from the Employer shall be treated as having a larger interest. Likewise, for purposes hereof, the term "owner" shall mean an individual considered to be an owner within the meaning of section 318 of the Code; provided, however, that subparagraph (c) of section 318(a)(2) shall be applied by substituting "5 percent" for "50 percent".

         (d)   "NON-KEY EMPLOYEE" shall mean any Employee who is not a Key
               Employee.

         (e) "PERMISSIVE AGGREGATION GROUP" shall mean the Required Aggregation Group of plans plus any other plan or plans of the Employer, as selected by the Employer, which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

         (f) "PRESENT VALUE" shall mean, if the Employer also now or ever maintains a qualified defined benefit pension plan, the present value of a benefit based only on the interest and mortality rates specified in that plan.

         (g)   "REQUIRED AGGREGATION GROUP" shall mean as follows:

               (1)    each qualified plan of the Employer in which at least one
                      (1) Key Employee participates or participated at any time during the determination period (regardless of whether or not the plan terminated), and

               (2) any other qualified plan of the Employer which enables a plan described in the preceding subsection (1) to meet the requirements of sections 401(a)(4) or 410 of the Code.

         (h) "SUPER TOP HEAVY PLAN" shall mean, for any Plan Year, the Plan if it would be a Top Heavy Plan under Section 14.02(i) hereof if the words "ninety percent (90%)" were substituted for the words "sixty percent (60%)" in Section 14.02(i) hereof.

         (i) "TOP HEAVY PLAN" shall mean, for any Plan Year, the Plan if any of the following conditions exists.

               (1) If the Top Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

               (2) If this Plan is a part of a Required Aggregation Group of plans, but not part of a Permissive Aggregation Group, and the Top Heavy Ratio for the Required Aggregation Group of plans exceeds sixty percent (60%).

                                      14-2

               (3) If this Plan is a part of a Required Aggregation Group and also is a part of a Permissive Aggregation Group of plans, and the Top Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

         (j) "TOP HEAVY RATIO" shall mean as follows.

               (1) If the Employer maintains one (1) or more defined contribution plans (including any simplified employee pension plan under section 408(k) of the Code), and the Employer has never maintained any defined benefit plan which has covered or could cover a Participant in this Plan, then the Top Heavy Ratio is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date (including any part of any account balance distributed in the five
                      (5) year period ending on the Determination Date), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five (5) year period ending on the Determination Date) of all Participants as of the Determination Date. Both the numerator and denominator of the Top Heavy Ratio are adjusted to reflect any contribution which is due but unpaid as of the Determination Date.

               (2) If the Employer maintains one (1) or more defined contribution plans (including any simplified employee pension plan under section 408(k) of the Code), and the Employer maintains or has maintained one (1) or more defined benefit pension plans which have covered or could cover a Participant in this Plan, then the Top Heavy Ratio is a fraction, the numerator of which is the sum of account balances under the defined contribution plans for all Key Employees and the present value of accrued benefits under the defined benefit pension plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans for all Participants and the present value of accrued benefits under the defined benefit pension plans for all Participants. Both the numerator and denominator of the Top Heavy Ratio are adjusted for any distribution of an account balance or an accrued benefit made in the five (5) year period ending on the Determination Date and any contribution due, but unpaid, as of the Determination Date.

               (3) For purposes of the preceding subsections (1) and (2), the value of account balances and the present value of accrued benefits shall be determined as of the most recent Top Heavy Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date. The account balances and accrued benefits of a Participant who is a Non-Key Employee, but who was a Key Employee in a prior year, or who has not been credited with at least one
                      (1) Hour of Service with any Employer maintaining the Plan at any time during the preceding five (5) year period ending on the Determination Date, shall be disregarded. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account shall be made in accordance with section 416 of the Code and the regulations thereunder. Distributions shall include distributions under a terminated plan which if it had not been terminated would have been included in the Required Aggregation Group. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the determination dates that fall within the same calendar year.

                                      14-3

               (4) The accrued benefit of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

         (k) "TOP HEAVY VALUATION DATE" shall mean, with respect to any Plan Year, for this Plan, the Determination Date, and shall mean with respect to any Plan Year for a defined benefit pension plan maintained by the Employer, if any, the day within the twelve
               (12) month period ending on the determination date for such defined benefit pension plan as of which the actuarial determination of the minimum funding standard is calculated.

14.03    MINIMUM ALLOCATIONS IN SINGLE PLAN.

         Notwithstanding the provisions of Section 4.01 hereof, and before any contributions are allocated thereunder, minimum Employer Contributions shall be made and allocated pursuant to this Section in a Plan Year in which the Plan is a Top Heavy Plan.

         (a) The minimum Employer contribution for a Participant who is a Non-Key Employee for any Plan Year in which the Plan is a Top Heavy Plan shall not be less than the lesser of (i) three percent (3%) of his Compensation or (ii) the percentage at which Employer contributions (including salary deferral contributions and Employer matching contributions) and Forfeitures are allocated for the Plan Year in respect of the Key Employee for whom such percentage is the highest for the Plan Year, taking into account such Key Employee's Compensation.

               This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of the following:

               (1) the Participant's failure to complete one thousand (1,000) Hours of Service.

               (2) the Participant's failure to make mandatory Employee contributions, if any, required for participation in the Plan; or

               (3) the Participant's Compensation was less than any stated required amount.

               This subsection shall not apply, however, to any Participant who was not employed by the Employer on the last day of the Plan Year.

               In determining Employer contributions under this Section, contributions or benefits under Chapter 2 of the Code (relating to taxes on self-employed income), Chapter 21 of the Code (relating to the Federal Insurance Contribution Act) or any other Federal or State laws (including Title II of the Social Security
               Act) shall not be taken into account. In determining Employer contributions under this Section for a Non-Key Employee, Salary Deferral Contributions and Employer Matching Contributions needed to satisfy the actual contribution percentage nondiscrimination test pursuant to Section 3.04 or the actual deferral percentage nondiscrimination test pursuant to Section 3.03 shall not be taken into account.

                                      14-4

               The minimum allocations required hereunder (to the extent required to be nonforfeitable under section 416(b) of the Code) shall not be forfeitable under sections 411(a)(3)(B) (regarding the suspension of benefits upon reemployment of a retiree) or 411(a)(3)(D) (regarding withdrawal of mandatory contributions) of the Code.

         (b) Any Employer contributions remaining unallocated shall be allocated pursuant to the provisions of Section 4.01 hereof; provided, however, that all allocations under the Plan pursuant to Section 4.01 shall be determined with respect to Compensation as that term is defined in Section 1.08 hereof, but subject to the dollar limitations set forth in Section 1.08(c) hereof.

14.04    MINIMUM VESTING SCHEDULES.

         Notwithstanding the provisions of Section 8.01 hereof, the nonforfeitable interest of each Participant in his Employer Account in a Plan Year in which this Plan is a Top Heavy Plan shall be the vested percentage set forth in the following table (or the vested percentage determined in accordance with Section 8.01, if greater):

                Years of                           Vested
             Vesting Service                     Percentage
             ---------------                     ----------
               Less than 3                           0%
                3 or more                           100

         If the vesting schedules under the Plan shift in or out of the preceding schedule for any Plan Year because of a change in the Plan's Top Heavy status, then such shift shall be considered an amendment to the relevant vesting schedule and the election rule for Participants with three (3) or more years of Service set forth in Section 11.01(d) hereof shall apply. Furthermore, any contributions that become nonforfeitable under this minimum vesting schedule for a Top Heavy Plan shall remain nonforfeitable if the Plan shifts out of Top Heavy status.

         The minimum vesting schedule applies to all benefits within the meaning of section 411(a)(7)(A) of the Code (except those attributable to voluntary Participant contributions, if any), including benefits accrued before the effective date of section 416 of the Code and benefits accrued before the Plan became a Top Heavy Plan. Further, no reduction in nonforfeitable benefits may occur in the event the Plan's status as a Top Heavy Plan changes for any Plan Year. However, this section does not apply to the account balances of any Participant who does not have an hour of Service after the Plan has initially become a Top Heavy Plan, and the nonforfeitable percentage and such Participant's Employer Account shall be determined without regard to this section.

14.05    SPECIAL LIMITATIONS AND ALLOCATION IN MULTIPLE PLANS.

         If for any Plan Year the Plan is a Top Heavy Plan, and the Employer maintains, or has ever maintained, a qualified defined benefit pension plan which is part of a Required or Permissive Aggregation Group, as appropriate, then the provisions of this Section shall apply.

         If none of the Employer's plans are considered a Super Top Heavy Plan, then the Employer shall provide each Participant who would receive an allocation under Section 14.03 hereof and who is

                                      14-5
         a participant also in the qualified defined benefit pension plan an allocation pursuant only to Section 14.03 hereof in lieu of accruing a benefit that year under the pension plan, but substituting in Section 14.03(a) hereof the term "seven and one-half percent (7-1/2%)" for the term "three percent (3%)". The Employer shall provide each Participant who would receive an allocation under Section 14.03 hereof, but who is not a participant also in the qualified defined benefit pension plan, an allocation pursuant to Section 14.03 hereof, but substituting in subsection (a) thereof the term "four percent (4%)" for the term "three percent (3%)".

         If any of the Employer's plans are considered a Super Top Heavy Plan, then in applying the limitations of Section 4.04 hereof, the term "one
         (1)" shall be substituted for the term "one and twenty-five hundredths (1.25)" in both the defined benefit fraction and the defined contribution fraction, as such terms are defined in Section 4.04 hereof. Furthermore, the Employer shall provide each Participant who would receive an allocation under Section 14.03 hereof and who is a participant also in the defined benefit pension plan an allocation pursuant only to Section 14.03 hereof in lieu of accruing a benefit that year under the pension plan, but substituting in Section 14.03(a) hereof the term "five percent (5%)" for the term "three percent (3%)". The Employer shall provide each Participant who would receive an allocation under Section 14.03 hereof, but who is not a participant also in the defined benefit pension plan, an allocation only pursuant to Section 14.03 hereof.

                                      14-6

                                   ARTICLE 15

                            MISCELLANEOUS PROVISIONS

15.01 ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES FOR PLAN AND TRUST ADMINISTRATION.

         Each Fiduciary shall have only those specific powers, duties, responsibilities and obligations as are specifically given it under the Plan. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of any other Fiduciary as being proper under the Plan and is not required to inquire into the propriety of any such direction, information or action. It is intended that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

         Each Fiduciary shall discharge its duties set forth in the Plan solely in the interests of the Participants, Retired Participants and their
         Beneficiaries:

         (a)   for the exclusive purpose of:

               (1) providing benefits to such persons; and

               (2) defraying reasonable expenses of administering the Plan;

         (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

         The Plan is intended to operate in compliance with Department of Labor Regulations section 2550.404c-1 with respect to certain transactions. To the extent that the Plan is operated in compliance with those regulations, the Plan Fiduciaries shall have the protections provided by section 404(c) of the ERISA, specifically that: (a) a Participant exercising control over the assets in his Account shall not be deemed a fiduciary by reason of his exercise of such control; and (b) no person who is otherwise a fiduciary shall be liable for any loss, or by reason of any breach, which results from such exercise of control.

15.02    ALIENATION OR ASSIGNMENT OF BENEFITS (QDRO's).

         The right of any Participant, Retired Participant or Beneficiary in any benefit or to any payment hereunder or to any segregated account may not be anticipated, conveyed, assigned, mortgaged or encumbered either by voluntary or involuntary action or by operation of law nor shall any such right or interest be in any manner subject to levy, attachment, execution, garnishment or any other seizure under legal, equitable or other process, except pursuant to a qualified domestic relations order, as defined in section 414(p) of the Code, or pursuant to a domestic relations order entered before January 1, 1985, under which payment of benefits under that order has

                                      15-1
         commenced as of January 1, 1985. Otherwise, such interest in this Plan shall be payable only in accordance with the provisions hereof; provided, however, that distributions pursuant to a qualified domestic relations order may be made without regard to the age or employment status of the Participant.

15.03    HEADINGS.

         The headings and sub-headings of Articles and Sections are included solely for convenience of reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.

15.04    CONSTRUCTION OF THE PLAN.

         In the construction of the Plan, the masculine gender shall include the feminine, the feminine gender shall include the masculine, and the singular shall include the plural, unless the context clearly indicates otherwise.

15.05    CORRECTION OF ERRORS.

         If any error or change in records results in any Participant, Retired Participant or Beneficiary receiving from the Plan more or less than he would have been entitled to receive had the records been correct or had the error not been made, the Plan Administrator, upon discovery of such error, shall correct the error by adjusting, as far as practicable, the payments in such a manner that the benefits to which such person was correctly entitled shall be paid.

15.06    LEGALLY INCOMPETENT.

         If any Participant, Retired Participant or Beneficiary is a minor, or is in the judgment of the Plan Administrator otherwise legally incapable of personally receiving and giving a valid receipt for any payment due him hereunder, the Plan Administrator may, unless and until claim shall have been made by a guardian or conservator of such person duly appointed by a court of competent jurisdiction, direct that such payment, or any part thereof, be made to such person or to such person's spouse, child, parent, brother or sister, or other person deemed by the Plan Administrator to be a proper person to receive such payment. Any payment so made shall be, to the extent of the payment, a complete discharge to the Employer and Trustee of any liabilities under the Plan.

15.07    SUCCESSOR ORGANIZATION.

         In the event of a merger or consolidation of any Employer into, or transfer of all or substantially all of its assets to, any legal entity, unincorporated business organization or corporation, provision may be made by such successor legal entity, unincorporated business organization or corporation for its election of the continuance of this Plan as to such successor entity. Such successor shall, upon its election to continue this Plan, be substituted in place of the transferor Employer by an instrument duly authorizing such substitution and duly executed by such Employer and its successor. Upon notice of such substitution, accompanied by a certified copy of the resolutions or other appropriate written instrument of the governing body of such Employer and its successor authorizing such substitution and delivered to the Trustee, the Trustee shall be authorized to recognize such successor in place of the transferor Employer.

                                      15-2

15.08    MINIMUM BENEFIT IN SUCCESSOR PLAN.

         In the event of any merger or consolidation of the Plan with, or the transfer of assets or liabilities of the Plan to, any other qualified plan or trust, each Participant, Retired Participant and Beneficiary shall be entitled upon termination of the successor plan or trust immediately after the merger, consolidation or transfer to a benefit in an amount not less than he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

15.09    APPLICATION OF PLAN PROVISIONS.

         The provisions of the Plan shall apply only to Employees who terminate Service, or incur Breaks in Service, on or after the Effective Date.

15.10    SEVERABILITY OF PROVISIONS.

         The provisions of this Plan are severable, and should any provision be ruled illegal, unenforceable or void, all other provisions not so ruled shall remain in full force and effect.

15.11    APPLICABLE LAW.

         The provisions of this Plan shall be interpreted and construed according to the laws of the State of Alabama, unless federal law is exclusively controlling.

15.12    NONASSIGNABILITY OF DUTIES.

         Unless provided herein, the duties and responsibilities of the Fiduciaries of the Plan shall be nonassignable.

15.13    ENTIRE PLAN.

         This Plan constitutes the entire qualified profit sharing and section 401(k) plan of the Sponsor, and no modifications or alterations to this Plan shall be enforceable unless properly and validly made pursuant to the amendment provisions of Article 11 hereof.

         IN WITNESS WHEREOF, the Sponsor has caused the Plan to be executed by its duly authorized representative on this ------ day of --------------, 1999.


                                       SPONSOR:

                                       SAKS INCORPORATED

Attest:                                By:
       ----------------------             -------------------------------------
                                       Title:
                                             ----------------------------------


The Plan may be executed in several
counterparts, each of which shall
be deemed an original.

                                      15-3